Exhibit 10.1


                       CONVERTIBLE SUBORDINATED DEBENTURES

                                       AND

                           WARRANTS PURCHASE AGREEMENT

                                     BETWEEN

                                 FIBERCORE, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO

      CONVERTIBLE SUBORDINATED DEBENTURES AND WARRANTS PURCHASE AGREEMENT dated as of January 15, 2002 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and FiberCore, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase, in the aggregate, (i) $6,000,000 principal amount of the Convertible Subordinated Debentures, and (ii) the Warrants; and

      WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and/or 4(6) ("Section 4(6)") of the United States Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

      NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

    PURCHASE AND SALE OF CONVERTIBLE SUBORDINATED DEBENTURES AND WARRANTS

      Section 1.1 Investment.

      (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors agree to purchase, severally and not jointly, the Convertible Subordinated Debentures together with the Warrants at the Purchase Price on each Closing Date as follows:

            (i) First Closing. Simultaneous with the execution and delivery of this Agreement (the "First Closing" and such date, the "First Closing Date"), the Investors shall purchase, severally and not jointly, in the aggregate, $5,000,000 principal amount of Convertible Subordinated Debentures together with the Warrants issuable at such Closing pursuant to Section 1.2 at the Purchase Price. Simultaneous with the execution and delivery of this Agreement, each Investor shall deliver to the Company via wire transfer or a certified check immediately available funds in their proportionate amount of the aggregate Purchase Price, as set forth on the signature pages hereto, and the Company shall deliver the Convertible Subordinated Debentures evidencing said principal and the Warrants issuable at such Closing pursuant to Section 1.2 to the Investors. On the First Closing Date, the Set Price as to such Convertible Subordinated Debentures and the exercise price (as calculated in accordance with Section 1.2 herein) as to such Warrants shall be confirmed in writing by each party.

            (ii) Second Closing. Within five (5) Trading Days of written notice from the Company to the Investors that the Registration Statement relating to the securities purchased at the First and Second Closing has been declared effective by the SEC (the "Second Closing and such date, the Second Closing Date"), the Investors shall purchase, severally and not jointly, in the aggregate, $1,000,000 principal amount of Convertible Subordinated Debentures and the Warrants issuable at such Closing pursuant to Section 1.2. On the Second Closing Date, each Investor shall deliver to the Company via wire transfer or a certified check immediately available funds in their proportionate amount of the Purchase Price, as set forth on the signature pages hereto, and the Company shall deliver the Convertible Subordinated Debentures evidencing said principal sum to the Investors and the Warrants issuable at such Closing pursuant to Section 1.2. On the Second Closing Date, the Set Price as to such Convertible Subordinated Debentures and the exercise price (as calculated in accordance with Section 1.2 herein) as to such Warrants shall be confirmed in writing by each party.

            (iii) Subsequent Closings. Subject to Section 1.4, within five (5)
                  Trading Days after the applicable conditions of Section 1.1(b) hereunder are met and of written notice from either party to the other party that they elect to exercise their rights pursuant to Section 1.4 hereunder (each such event, a "Subsequent Closing" and such dates, Subsequent Closings"), the Investors shall purchase, severally and not jointly, in the aggregate, the principal amount of Convertible Subordinated Debentures so elected thereunder. On such date, each Investor shall deliver to the Company via wire transfer or a certified check immediately available funds in their proportionate amount of the Purchase Price, as set forth on the signature pages hereto, and the Company shall deliver the Convertible Subordinated Debentures evidencing said principal sum to the Investors. On each Subsequent Closing Date, the Set Price as to the Convertible Subordinated Debentures so purchased and the exercise price (as calculated in accordance with Section 1.2 herein) as to such Warrants so issued shall be confirmed in writing by each party.

            (iv)  Each Closing. Upon satisfaction of the conditions set forth in
                  Section 1.1(b), each Closing shall occur at the offices of Feldman & Associates, Counselors at Law, P.C. located at 36 West 44th Street, Suite 1201, New York, NY 10036, or such other location as the parties shall mutually agree.

      (b) Each Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

            (i) acceptance and execution by the Company and by the Investors, of this Agreement and all exhibits hereto;

            (ii) delivery to the Company by each Investor of immediately available funds in their proportionate amount of the applicable Purchase Price as indicated and set forth on the signature pages hereto;

            (iii) all representations and warranties of the Investors contained herein shall remain true and correct as of the applicable Closing Date;

            (iv) all representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the applicable Closing Date;

            (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale to the Investors of the Convertible Subordinated Debentures and the Warrants being sold at the applicable Closing, or shall have the availability of exemptions therefrom;

            (vi) the sale and issuance of the Convertible Subordinated Debentures and the Warrants hereunder being sold at the applicable Closing, and the proposed issuance by the Company to the Investors of Conversion Shares or Warrant Shares upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

            (vii) delivery of the applicable original fully executed Convertible
                  Subordinated Debentures and Warrants to the Investors;

           (viii) as to the First Closing only, delivery to the Investors of an opinion of Lionel, Sawyer & Collins, special counsel to the Company, in the form of Exhibit C hereto;

            (ix) as to the First Closing only, delivery to the Investors of an opinion of Cadwalader, Wickersham & Taft, special counsel to the Company, in the form of Exhibit D hereto;

            (x) as to the First Closing only, delivery to the Investors of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit F;

            (xi) as to the First Closing only, delivery to the Investors of the Registration Rights Agreement;

            (xii) as to the First Closing only, delivery to the Investors of the executed agreements, in the form of attached hereto as Exhibit G, of each of Messrs. Mohd Aslami, Charles DeLuca and Steven Phillips;

           (xiii) as to the Second and Subsequent Closings only, there shall have been no Material Adverse Effect with respect to the Company since the date of the First Closing;

            (xiv) from the date hereof to the Second or a Subsequent Closing
                  Date, as the case may be, trading in the Common Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Closing), and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investors, makes it impracticable or inadvisable to purchase the Convertible Subordinated Debentures;

            (xv) delivery to the Company by each of the Investors (if applicable) of an executed tax withholding certificate on form W-9 promulgated by the United States Internal Revenue Service;

            (xvi) as to the Second Closing only, the Company shall have filed with the SEC the Registration Statement registering 200% of the Conversion Shares issuable upon conversion of the Convertible Subordinated Debentures to be purchased in the First and Second Closing (and 100% of the Conversion Shares already issued) and 100% of the Warrant Shares issuable pursuant to the Warrants issued at the First and Second Closing and such Registration Statement shall have been declared effective and maintained effective since such Effective Date; and

            (xvii) as to the Subsequent Closings, the Registration Statement
                  registering for resale 200% of the Conversion Shares issuable upon conversion of the Convertible Subordinated Debentures purchased at the First and Second Closings (and 100% of the Conversion Shares already issued at such time) and 100% of the Warrant Shares issuable pursuant to the Warrants issued at the First and Second Closings shall have been declared effective and maintained effective since such Effective Date.

      Section 1.2 Warrants. At each Closing, the Company shall issue to each Investor a Warrant to purchase up to a number of shares of Common Stock equal to 25% of the principal amount of the Convertible Subordinated Debenture purchased by such Investor divided by the average of the 5 VWAPs occurring immediately prior to the applicable Closing Date (such average price, the "Base Price"). The exercise price of the Warrants shall be equal to 120% of the applicable Base Price. The Warrants shall be exercisable for a period of 4 years beginning on their applicable issuance date. The shares of Common Stock underlying the Warrants shall be registered for resale on the Registration Statements for resale by the Investors pursuant to the Registration Rights Agreement.

      Section 1.3 Liquidated Damages. The parties hereto acknowledge that with respect to the delivery of the Conversion Shares, time is of the essence and the Company shall be liable for the liquidated damages set forth in the Convertible Subordinated Debentures. Additionally, the parties hereto acknowledge and agree that the sums payable pursuant to this Agreement, the Registration Rights Agreement and the Convertible Subordinated Debentures shall constitute liquidated damages and not penalties. The parties further acknowledge that a breach by either party of this Agreement or exhibits hereto, (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such agreements bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure of the Company to timely cause the registration of the Registrable Securities or to deliver stock certificates upon any conversion, and (c) the parties are sophisticated businesses and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length. Notwithstanding any provision herein or in the agreements contemplated hereby, the Company shall not be subject to Liquidated Damages or other penalties arising from the Company's failure to timely deliver certificates or opinions of counsel pursuant to this Agreement or the agreements contemplated hereby if such failure results from Force Majeure.

      Section 1.4 Mutual Right to Future Financing.

      (a) Each Investor, at any time on up to 3 occasions during the 12 month period beginning on the date hereof, provided that the average of the 5 consecutive VWAPs immediately prior to such date is greater than the Base Price applicable to the first Closing (as defined in Section 1.2), shall have the right to purchase, in the aggregate, up to its Pro-Rata share of $3,000,000 principal amount of the Company's Convertible Subordinated Debentures; provided, however, on no occasion shall an Investor's right under this Section 1.4(a) be exercised for less than, in the aggregate, its Pro-Rata share of $1,000,000 principal amount, in the aggregate.

      (b) The Company, at any time on up to 3 occasions during the 12 month period beginning on the date hereof, provided that the average of the 5 consecutive VWAPs immediately prior to such date is greater than 150% of the Set Price of the Convertible Subordinated
            Debentures issued at the First Closing, shall have the right to require the Investors to purchase, severally and not jointly, up to, in the aggregate, each Investor's Pro-Rata portion of $3,000,000 principal amount of Convertible Subordinated
            Debentures; provided, however, that the total purchase, in the aggregate, for all 3 occasions shall not exceed $3,000,000 principal amount and on no occasion shall a purchase pursuant to this Section 1.4(b) be less than $1,000,000 principal amount, in the aggregate and any election hereunder by the Company must be to all of the Investors in such Pro-Rata amounts.

      (c) Notwithstanding anything to the contrary herein, the aggregate purchase price of Convertible Debentures sold and purchased pursuant to this Section 1.4 shall not exceed $3,000,000, in the aggregate, such that if one party exercises its rights hereunder, the amount by which the other party may exercise its rights hereunder shall be reduced accordingly.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

      Each Investor, severally and not jointly, represents and warrants to the Company that:

      Section 2.1 Organization. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

      Section 2.2 Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Subordinated Debenture, the Warrants, the Conversion Shares or the Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition. The Investor has no agreement with any person to distribute any of the securities subject to this Agreement.

      Section 2.3 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Subordinated Debentures, the Warrants and the underlying Common Stock. The Investor has been represented by counsel of its choice. The Investor acknowledges that an investment in the Convertible Subordinated Debentures and the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

      Section 2.4 Authority. This Agreement and each agreement attached as an exhibit hereto which is required to be executed by the Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 2.5 Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

      Section 2.6 Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor or (a) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject. No such review or other investigation by the Investor shall diminish the Investor's right to rely on the representations and warranties of the Company or relieve the Company's objections with respect thereto.

      Section 2.7 Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by Investor. No such review or other investigation by the Investor shall diminish the Investor's right to rely on the representations and warranties of the Company or relieve the Company's objections with respect thereto.

      Section 2.8 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

      Section 2.9 No Recent Sales. Neither the Investor nor any of the Investor's affiliates has sold, assigned, pledged, encumbered, or otherwise transferred any shares of Common Stock during the 30 Trading Days preceding the execution and delivery of this Agreement.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investors that, except as set forth on the SEC Documents or on the Disclosure Schedule prepared by the Company and attached hereto:

      Section 3.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

      Section 3.2 Authority. (a) The Company has the requisite corporate power and corporate authority to conduct its business as now conducted, to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Warrants, and to issue the Convertible Subordinated Debentures, the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (b) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Convertible Subordinated Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (c) this Agreement, the Registration Rights Agreement, the Warrants and the Convertible Subordinated Debentures have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Subordinated Debentures and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Convertible Subordinated Debentures and Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Subordinated Debentures is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Convertible Subordinated Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

      Section 3.3 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock of which 61,481,139 shares are issued and outstanding, and 10,000,000 shares of preferred stock of which 1 share of Series A Preferred Stock is issued and outstanding. There are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued pursuant to valid exemptions from registration under the Securities Act and all applicable state "blue sky" laws.

      Section 3.4 Common Stock/Listing of Shares. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. The Company has not received any notice from any trading market or exchange on which the Common stock has been listed to the effect that the Company is not in compliance with the rules and regulations of such trading market or exchange and that the Common Stock may be delisted from trading thereon. Subject to compliance with Section 5.2 hereunder, the issuance and delivery of the Convertible Subordinated Debentures, Conversion Shares, Warrants and Warrant Shares does not violate any of the rules or regulations of such trading market or exchange or require shareholder approval.

      Section 3.5 SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements. The Company is eligible to use Form S-3 to register for resale with the SEC the Conversion Shares and Warrant Shares.

      Section 3.6 Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations in Article II, the sale of the Convertible Subordinated Debentures and the Conversion Shares, the Warrants and Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When validly converted in accordance with the terms of the Convertible Subordinated Debentures and the Warrants, the Conversion Shares and Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Subordinated Debentures, the Conversion Shares, the Warrants and Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement or the Convertible Subordinated Debentures and the Warrants will (a) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Subordinated Debentures, the Warrants or the Conversion Shares and Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (b) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Subordinated Debentures, the Warrants and the Conversion Shares and Warrant Shares, shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

      Section 3.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Subordinated Debentures or the Warrants, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Subordinated Debentures or the Conversion Shares and the Warrants and Warrant Shares, under the Securities Act.

      Section 3.8 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of interest upon the Convertible Subordinated Debentures, Warrants and the Conversion Shares and Warrant Shares, do not and will not (a) result in a violation of the Company's Articles of Incorporation or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect) or which have been validly waived). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Subordinated Debentures or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to each Closing, any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

      Section 3.9 No Material Adverse Change. Since the date of the financial statement contained in the Company's most recently filed Form 10-Q or Form 10-K , no Material Adverse Effect has occurred or exists with respect to the Company. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels.

      Section 3.10 No Undisclosed Events or Circumstances. Since the date of the financial statement contained in the Company's most recently filed Form 10-Q or Form 10-K, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investors.

      Section 3.11 No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options or in connection with certain acquisitions, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Subordinated Debentures, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Subordinated Debentures, Warrants or Common Stock, or any securities convertible into a exchangeable or exercisable for the Convertible Subordinated Debentures or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Convertible Subordinated Debentures or shares of Common Stock) in each case, so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Convertible Subordinated Debentures (and the Conversion Shares) and the Warrants (and the Warrant Shares) as contemplated by this Agreement.

      Section 3.12 Litigation and Other Proceedings. There are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

      Section 3.13 No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Subordinated Debentures or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

      Section 3.14 Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (a) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock, or (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

      Section 3.15 Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance, as necessary to conduct its business, with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

      Section 3.16 Tax Matters.

      (a) The Company and each subsidiary has filed all Tax Returns, which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws except as could not reasonably be expected to have a Material Adverse Effect; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 2000, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

      (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are, to the Company's knowledge, no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (i) has not executed or entered into a closing agreement pursuant toss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has not agreed to or is required to make any adjustments pursuant toss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning ofss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

      (c) The Company has not made an election underss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (i) Treas. Reg.ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or indemnity or (iv) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible underss. 280G of the Internal Revenue Code.

      (d)   For purposes of this Section 3.16:

                  "IRS" means the United States Internal Revenue Service.

                  "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

      Section 3.17 Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

      Section 3.18 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

      Section 3.19 Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (a) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(b) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (c) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (d) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

      Section 3.20 Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (a) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (d) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

      Section 3.21 Permits and Licenses. The Company holds all necessary permits and licenses to conduct its business as presently conducted. All of such permits and licenses are in full force and effect and the Company is not in material violation of any thereof.

      Section 3.22 No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Section 3.23 Related Party Transactions. The Company is not a party to any agreement or transaction with any of its officers, directors, greater than 5% shareholders or any "Affiliate" (as defined in SEC Rule 405) of any of said persons that would require disclosure under Item 404 of Regulation S-B that will not be disclosed in the next Form 10-K, as amended.

      Section 3.24 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                                   ARTICLE IV

                           COVENANTS OF THE INVESTORS

      Each Investor, severally and not jointly, covenants with the Company that:

      Section 4.1 Compliance with Law. The Investor's trading activities with respect to the Conversion Shares and Warrant Shares will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

      Section 5.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

      Section 5.2 Reservation of Common Stock. On any date hereafter, in the event the number of Shares reserved, as to any Investor, is less than 200% of the Conversion Shares necessary to convert all of such Investor's Convertible Subordinated Debenture, based on the then applicable Mandatory Conversion Price (as defined in the Convertible Subordinated Debenture) assuming conversion of the entire outstanding principal amount of such Convertible Subordinated Debenture at such time, and Warrant Shares to exercise all of such Investor's Warrant (the "Trigger Amount"), then the Company shall have seven (7) calendar days from such date to increase the number of shares reserved as to such Investor above the Trigger Amount, unless to do so the Company must authorize additional shares, in which case the Company shall have sixty (60) calendar days from such date to increase the number of shares authorized and reserved as to such Investor above the Trigger Amount.

      Section 5.3 Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to apply to list the Conversion Shares and the Warrant Shares on the Principal Market and use reasonable best efforts to get such shares listed. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

      Section 5.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

      Section 5.5 Legends. The certificates evidencing the Securities shall be free of legends, except as set forth in Article VIII. If the Transfer Agent or the Investor's broker-dealer requires an opinion of counsel from the Company's counsel pursuant to the Instructions to Transfer Agent attached hereto to issue new certificates free of a legend to an Investor and Company's counsel fails to deliver such opinion to the Transfer Agent within 5 Trading Days from receipt by Company's counsel of such a request from the Transfer Agent or the Investor's broker-dealer, then the Company will pay such Investor, pro rata on a weekly basis, as liquidated damages for such failure and not as a penalty, 5% per week of the market value of the Common Stock which would be issuable upon conversion of such Investor's Convertible Subordinated Debenture upon on any date of determination for each week until such opinion is provided, notwithstanding the fact that the Company has instructed the Transfer Agent to accept such an opinion from such Investor's counsel provided, however, that no liquidated damages shall be payable where the failure of counsel to provide such opinion is caused by such counsel's having reasonable basis under securities laws, rules and regulations for withholding such opinion..

      Section 5.6 Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

      Section 5.7 Issuance of Convertible Subordinated Debentures and Warrants. The sale of the Convertible Subordinated Debentures, the Warrants and the issuance of the Conversion Shares upon conversion and Warrant Shares upon the exercise of the Warrants of the Convertible Subordinated Debentures shall be made in accordance with the provisions and requirements of Section 3(a)(9) of the Securities Act of 1933, Section 4(2), Section 4(6) or Regulation D and any applicable state securities law. The Company shall take all other necessary commercially reasonable action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Convertible Subordinated Debentures, the Warrants and the issuance of the Conversion Shares upon conversion and Warrants shares upon exercise to the Investors. The Company shall make any necessary SEC and "blue sky" filings as may be required to be made by the Company in connection with the sale of the Securities to the Investors, and shall provide a copy thereof to the Investors promptly after such filing.

      Section 5.8 Mandatory Redemption. Subject to the terms and conditions set forth in the Convertible Subordinated Debentures, commencing on April 1, 2002 and continuing on the first Trading Day after each 30 calendar day period thereafter (each such date, a "Mandatory Redemption Date" and such redemption, a "Mandatory Redemption"), the Company shall redeem, in the aggregate, the greater of (i) $500,000 of the then outstanding principal balance of the Convertible Subordinated Debentures, and (ii) an amount equal to the then outstanding principal balance of the Convertible Subordinated Debentures divided by the number of full months remaining until the Maturity Dates of said debentures (such amount so redeemed, the "Mandatory Redemption Amount").

      Section 5.9 Pro-Rata Redemption. Upon any redemption of any of the Convertible Subordinated Debentures, the Company shall offer such redemption Pro-Rata Adjusted among all Investors at such time, except that, a redemption pursuant to Section 5.8 shall be Pro-Rata, subject to adjustment upward in the event an Investor no longer holds any Convertible Subordinated Debentures.

      Section 5.10 Limitation on Future Financing. The Company agrees that, until 3 calendar months following the Effective Date relating to the securities purchased at the First and Second Closings, it will not (i) enter into any other sale of its Capital Shares or any Capital Shares Equivalents at a discount to the then or now current market price (or which may be converted, exchanged, reset or otherwise at a future discount to market price that could be lower than the current market price), or (ii) sell or exercise any rights to sell (including any action which would trigger the commencement of a pricing period) Common Stock or other securities to Crescent International Ltd. ("Crescent") pursuant to the Stock Purchase Agreement between the Company and Crescent, dated as of August 20, 2001. The foregoing shall not prevent or limit the Company from granting equity incentive awards pursuant to equity incentive and stock option plans approved by the Company's Board of Directors or selling securities purchased pursuant to the Company's Employee Stock Purchase Plan or engaging in any sale of securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's Board of Directors, (ii) pursuant to any compensatory plan for an employee or consultant, (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, (iv) in a registered public offering by the Company which is underwritten by one or more established investment banks (not including an equity line type financing), or (v) with the prior written approval of a majority in interest of the Investors, which will not be unreasonably withheld.

                                   ARTICLE VI

                            SURVIVAL; INDEMNIFICATION

      Section 6.1 Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive each Closing and the consummation of the transactions contemplated hereby until the earlier of (i) the date on which all Investors hold, or have the right to convert or exercise securities into, fewer than 250,000 shares of Common Stock pursuant to this Agreement and the transactions contemplated hereby, and (ii) the third anniversary of the last Closing pursuant to this Agreement. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to a Closing Date, unless such party had actual knowledge of such breach or violation prior to such Closing Date.

      Section 6.2 Indemnity.

      (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

            (i) any material misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

            (ii) any failure by the Company to perform in any material respect any of its material covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

            (iii) any action instituted against the Investors, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

      (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement. Notwithstanding anything to the contrary herein, an Investor shall be liable under this Section 6.2(b) for only that amount as does not exceed the net proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statements.

      Section 6.3 Notice. Promptly after receipt by any party hereto seeking indemnification pursuant to Section 6.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
6.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (a) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (b) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (c) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (a), (b) or (c) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

      All fees and expenses of the Indemnified Party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

      Section 6.4 Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnifying Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or in accordance with Article IX. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VII

                              DUE DILIGENCE REVIEW

      Section 7.1 Non-Disclosure of Non-Public Information.

      (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of a portion of any comment letters received from the SEC staff with respect to the Registration Statements that pertain specifically to this transaction or the selling shareholders and their plan of distribution, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

      (b) The Company will promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statements, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.1 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 7.1(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statements contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statements or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

      Section 8.1 Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

      Section 8.2 Removal of Legends. During any periods following the Effective Date that a Registration Statement is effective, or otherwise in accordance with the Registration Rights Agreement, the shares of Common Stock issued hereunder and registered thereunder shall not bear any restrictive legend and shall otherwise be freely transferable. In the event the Company fails to deliver or cause its transfer agent to deliver such shares free of any legends, or remove any such legend from already issued shares of Common Stock, the Investor shall be entitled to, in addition to any other rights hereunder or in the Convertible Subordinated Debentures, the liquidated damages described in Section 4(c)(iii) of the Convertible Subordinated Debentures. In the event a legend is so removed, the Investor agrees to sell the Shares represented by an unlegended certificate in accordance with the plan of distribution set forth in the applicable Registration Statement.

      Section 8.3 Transfer Agent Instructions. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be. The Company warrants that no instruction relating to the Registrable Securities other than the irrevocable transfer agent instructions referred to in this section shall be given by the Company to the Company's transfer agent. After the Effective Date, in lieu of delivering physical certificates representing the Common Stock registered under the applicable Registration Statement issuable upon the conversion of, or in lieu of interest payments on, the Convertible Subordinated Debentures, the Company shall cause its transfer agent to electronically transmit the Conversion Shares by crediting the account of the Investor's prime broker with the Depository Trust Company ("DTC") Fast Automated Securities Transfer program through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable date of delivery.

      Section 8.4 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

      Section 8.5 Investors' Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

      Section 8.6 Rule 144. Subject to the applicable securities laws, the Company acknowledges and agrees that, for the purpose of calculating the holding period of the Shares under Rule 144, the Conversion Shares and the Warrant Shares shall be deemed to have been acquired on the applicable Closing Date.

                                   ARTICLE IX

                                  CHOICE OF LAW

      Section 9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. The Company and each of the Investors agree to submit themselves exclusively to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any controversy arising out of or relating to this Agreement. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party in such injunctive action shall be entitled to its reasonable attorneys' fees in connection therewith. The non-prevailing party to any dispute hereunder shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with any such dispute.

      Section 9.2 Specific Enforcement. The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement or any of the exhibits hereto were not performed in accordance with their specific terms or were otherwise breached, notwithstanding any reasons the Company may have to the contrary in the future, including claims of solvency or that the Investor is not put at risk absent performance by the Company. It is accordingly agreed that the Investors shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. The prevailing party in such injunctive action shall be entitled to its reasonable attorneys' fees in connection with any such specific performance.

                                   ARTICLE X

                                   ASSIGNMENT

      Section 10.1 Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned by the Company to any other person. The Investor's shall not assign this Agreement without the consent of the Company, which consent shall not be unreasonably withheld. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Subordinated Debentures and Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Subordinated Debentures and Warrants held by such person. Notwithstanding anything to the contrary herein, in no event shall an Investor assign this Agreement, their Convertible Subordinated Debentures or their Warrants to any persons, entities or companies that, in the reasonable judgment of the Company, are in direct competition with the Company, including but not limited to, persons, entities or companies in the telecommunications industry, data communications industry or the business of manufacturing optical fiber or preform.

                                   ARTICLE XI

                                     NOTICES

      Section 11.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) hand delivered, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:            253 Worcester Road
                               Charlton, MA 01507

                              Attn: Chief Financial Officer

                              Tel: (508) 248-3900

                              Fax: (508)248-5588

With copies to:               Cadwalader, Wickersham & Taft
(which shall not constitute   100 Maiden Lane
notice)                       New York, New York 10038
                              Tel: (212) 504-6000

                              Fax: (212) 504-6666
                              Attn: Malcolm Wattman, Esq.

if to the Investors:          As set forth on the signature pages hereto


      Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this Section 11.1.

                                  ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1 Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except for the Convertible Subordinated Debentures or Warrants or as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by a majority in interest of the Convertible Subordinated Debentures.

      Section 12.2 Entire Agreement. This Agreement, the agreements attached as exhibits hereto, which include, but are not limited to the Convertible Subordinated Debentures, the Warrants and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

      Section 12.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

      Section 12.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


      Section 12.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

      Section 12.6. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg Financial, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

      Section 12.7. Replacement of Certificates. Upon (a) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Subordinated Debentures or any Conversion Shares or Warrants or any Warrant Shares and (b) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company or as may be required by the Company's Transfer Agent or (c) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

      Section 12.8. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, provided, however, that the Company shall pay the legal, due diligence and administrative fees, expenses and disbursements of the Investors upon presentment of reasonable supporting documentation evidencing such fees and expenses, which fees and expenses shall be deducted from the amount payable by the Investors at the First Closing, and provided further, that the Company shall not be required to pay more than $40,000 of such fees and expenses, $20,000 of which the parties acknowledge has already been advanced to the Investors by the Company.

      Section 12.9. Finder's and Broker's Fees. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 12.10. Publicity. The Company agrees that it will not issue any press release or other public announcement, except as required by law, of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two
(2) Trading Days from their receipt of such proposed release. No release shall name the Investors or any of their respective affiliates, representatives, members, agents, associates, employees, consultants, companies, subsidiaries, businesses and/or entities or agents without their express consent.

                                  ARTICLE XIII

                               CERTAIN DEFINITIONS

      Section 13.1 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

      Section 13.2 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

      Section 13.3 "Closing" shall mean any of the closings of the purchase and sale of the Convertible Subordinated Debentures and Warrants pursuant to Section 1.1.

      Section 13.4 "Closing Dates" shall mean any of the dates on which all conditions to the Closings have been satisfied (as defined in Section 1.1(b) hereto), as applicable, and the Closings shall have occurred.

      Section 13.5 "Common Stock" shall mean the Company's common stock, par value $.001 per share.

      Section 13.6 "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Convertible Subordinated Debentures and any shares issuable as interest upon the Convertible Subordinated Debentures.

      Section 13.7 "Convertible Subordinated Debenture(s)" shall mean the 5% Convertible Subordinated Debenture(s) issued hereunder and due 24 months from their date of issuance, unless otherwise provided for therein, in the form of Exhibit A hereto.

      Section 13.8 "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

      Section 13.9 "Effective Date" shall mean the dates on which the SEC first declares effective the Registration Statements registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

      Section 13.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Section 13.11 "First Closing" shall have the meaning ascribed to such term in Section 1.1(a)(i).

      Section 13.12 "First Closing Date" shall have the meaning ascribed to such term in Section 1.1(a)(i).

      Section 13.13 "Second Closing" shall have the meaning ascribed to such term in Section 1.1(a)(ii).

      Section 13.14 "Second Closing Date" shall have the meaning ascribed to such term in Section 1.1(a)(ii).

      Section 13.15 "Subsequent Closings" shall have the meaning ascribed to such term in Section 1.1(a)(iii).

      Section 13.16 "Subsequent Closing Date" shall have the meaning ascribed to such term in Section 1.1(a)(iii).

      Section 13.17 "Force Majeure" shall mean any unusual event arising from causes reasonably beyond the control of the Company that could not be reasonably anticipated that causes a delay in or prevents the performance of any obligation under this Agreement or the agreements contemplated hereby, including but not limited to: acts of God; fire; war; terrorism; insurrection; civil disturbance; explosion; adverse weather conditions that could not be reasonably anticipated; unusual delay in transportation; strikes or other labor disputes; restraint by court order or order of public authority.

      Section 13.18 "Legend" shall mean the legend set forth in Section 8.1.

      Section 13.19 "Mandatory Redemption" shall have the meaning ascribed to such term in Section 5.8

      Section 13.20 "Mandatory Redemption Amount" shall have the meaning set forth in Section 5.8 herein.

      Section 13.21 "Mandatory Redemption Date" shall have the meaning set forth in Section 5.8 herein.

      Section 13.22 "Material Adverse Effect" shall mean any effect on the business, operations, properties, stock price or financial condition of the Company other than general economic conditions or conditions generally affecting industries in which the Company competes, that is material and adverse to the Company and its subsidiaries and affiliates, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Convertible Subordinated Debentures, or the Warrants in any material respect.

      Section 13.23 "Maturity Date" shall mean, as to any Convertible Subordinated Debenture, the date on which the entire outstanding principal amount and any accrued but unpaid interest on such Convertible Subordinated Debenture is due and payable, as set forth in such Convertible Subordinated Debenture.

      Section 13.24 "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

      Section 13.25 "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 13.26 "Principal Market" shall initially mean the Nasdaq Small-Cap Market and shall also include the NASDAQ National Market, the American Stock Exchange and the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

      Section 13.27 "Pro-Rata" shall mean, as to an Investor, the ratio obtained by dividing the principal amount of Convertible Subordinated Debentures purchased by such Investor at all Closings prior to the time in question by the aggregate principal amount of Convertible Subordinated Debentures purchased at such Closings.

      Section 13.28 "Pro-Rata Adjusted" shall mean, as to an Investor, the ratio obtained by dividing the outstanding principal amount of Convertible Subordinated Debentures held by such Investor on the date in question by the outstanding principal amount of Convertible Subordinated Debentures held by aggregate outstanding principal amount of the Convertible Subordinated Debentures held by the Investors on such date.

      Section 13.29 "Purchase Price" shall mean the face principal amount of the Convertible Subordinated Debentures.

      Section 13.30 "Registrable Securities" shall mean the Warrant Shares and 200% of the Conversion Shares until the earlier of the date that (i) the Registration Statements have been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to such Registration Statements, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement or the Registration Rights Agreement.

      Section 13.31 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statements for the resale of the Registrable Securities, entered into between the Company and the Investors, on the date hereof in the form annexed hereto as Exhibit B.

      Section 13.32 "Registration Statement" shall mean the registration statements on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

      Section 13.33 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 13.34 "SEC" shall mean the Securities and Exchange Commission.

      Section 13.35 "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, all registration statements filed as of the time in question, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 13.36 "Section 4(2)" and "Section 4(6)" shall have the meanings set forth in the recitals of this Agreement.

      Section 13.37 "Securities Act" shall have the meaning as set forth in the recitals of this Agreement.

      Section 13.38 "Set Price" shall have the meaning ascribed to such term in
Section 4(a)(i) of the Convertible Subordinated Debenture.

      Section 13.26. "Shares" shall have the meaning set forth in the definition of "Outstanding" herein.

      Section 13.27. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

      Section 13.28. "VWAP" shall mean the daily volume weighted average price of the Company's Common Stock on the Principal Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern
Time) using the VAP function on the date in question or if there is no such price on such date, then the VWAP on the Principal Market on the date nearest preceding such date, or (b) if the VAP function on Bloomberg Financial L.P. is not available for the Company's Common Stock, the closing sales price for a share of Common Stock in the OTC Bulletin Board, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the board of directors of the Company and the holders of a majority in interest of the principal amount of Convertible Subordinated Debentures then outstanding, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the board of directors of the Company and the holders of a majority in interest of the principal amount of Convertible Subordinated Debentures then outstanding.

      Section 13.29. "Warrants" shall mean the Warrants set forth in Section 1.2, substantially in the form of Exhibit E hereto, to be issued to the Investors pro-rata based on, as to each Investor, the ratio obtained by dividing the principal amount of Convertible Subordinated Debentures purchased by an Investor at the applicable Closing by the aggregate principal amount of Convertible Subordinated Debentures purchased by all of the Investors at such Closing.

      Section 13.30. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.


                         ***************************

           [SIGNATURE PAGE OF CONVERTIBLE SUBORDINATED DEBENTURES AND
                          WARRANTS PURCHASE AGREEMENT]


            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                           FIBERCORE, INC.

                                           By:__________________________________
                                              Name:
                                              Title:

                                           INVESTORS:

Address for Notice:                        RIVERVIEW GROUP, LLC
666 5th Avenue
8th Floor
New York, New York 10103                   By:__________________________________
Attn: Manager                                 Name:
Fax:  (212) 841-6302                          Title:

First Closing: $4,166,666 principal amount and a Warrant to purchase 386,188 Warrant Shares.
Second Closing:  $813,334

Address for Notice:                        LATERMAN & CO.
5 East 59th Street
New York, New York 10022
Attn: Bernard Laterman                     By:__________________________________
Fax:  (212) 593-4976                          Bernard Laterman, Managing Partner

First Closing: $416,667 principal amount and a Warrant to purchase 38,619 Warrant Shares.
Second Closing: $93,333 principal amount.

Address for Notice:                        FOREVERGREEN PARTNERS
c/o Laterman & Co.
5 East 59th Street
New York, New York 10022                    By:_________________________________
Attn: Bernard Laterman                        Bernard Laterman, Managing Partner
Fax:  (212) 593-4976

First Closing: $416,667 principal amount and a Warrant to purchase 38,619 Warrant Shares.
Second Closing:  $93,333 principal amount.

                                  SCHEDULE 3.3
         TO ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Stock options and warrants outstanding as of January 15, 2002 as follows:

Options outstanding:
-------------------
    To employees and Directors - 4,568,452 shares exercisable at prices ranging from $.1875 to $.6.11
    To other investors - No options are exercisable by other investors.

Warrants outstanding:
--------------------
    To employees and Directors - 1,606,462 shares exercisable at prices ranging from $.25 to $.8185.
    To other investors - 1,673,479 shares exercisable at prices ranging from $.26 to $7.179.

The following sets forth a summary of Shares, Options and Warrants held by certain insiders as of January 15, 2002:


                                                       FIBERCORE, INC.
                                         SHARES, OPTIONS AND WARRANTS OUTSTANDING (*)
                                                       JANUARY 15, 2001

                                            Common            Percent of    Convertible     Options       Warrants
List of Officers, Directors, Holders         Stock            Outstanding       Debt
of 5% or more of outstanding shares:
  ( based on beneficial ownership )
  Dr. Mohd Aslami                               7,210,496        11.73%                    1,425,557       824,541
  G. Charles DeLuca                             5,190,590         8.44%                      515,022       539,302
 Steven Phillips                                1,536,027         2.50%                    1,415,207       242,619
 Hedayat Amin-Arsala                            2,298,940         3.74%                       18,667
 Javad K. Hassan                                   53,333         0.09%                       20,000
  Michael Robinson
 Tyco International Ltd.                       11,628,224        18.91%

                                          ------------------------------------------------------------------------------
                      Total                    27,917,610        45.41%                    3,394,453     1,606,462


Total outstanding/Fully Diluted                61,481,139       100.00%             0      4,556,452     3,279,941
                                          ------------------------------------------------------------------------------

Public Float-Non Affiliates                    33,563,529        54.59%             0      1,161,999     1,673,479
                                          ------------------------------------------------------------------------------


                                 FIBERCORE, INC.
                  SHARES, OPTIONS AND WARRANTS OUTSTANDING (*)

                                JANUARY 15, 2001


                                                Total            Percent of
List of Officers, Directors, Holders                            Fully Diluted
of 5% or more of outstanding shares:
  ( based on beneficial ownership )
  Dr. Mohd Aslami                             9,460,594               13.65%
  G. Charles DeLuca                           6,244,914                9.01%
 Steven Phillips                              3,193,853                4.61%
 Hedayat Amin-Arsala                          2,317,607                3.34%
 Javad K. Hassan                                 73,333                0.11%
  Michael Robinson                                                     0.00%
 Tyco International Ltd.                     11,628,224               16.78%

                                          -----------------------------------
                      Total                  32,918,525               47.49%


Total outstanding/Fully Diluted              69,317,532              100.00%
                                          -----------------------------------

Public Float-Non Affiliates                  36,399,007               52.51%
                                          -----------------------------------

                                  SCHEDULE 3.12
         TO ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

LITIGATION AND OTHER PROCEEDINGS:

1.   The Company's dispute with Techman International Corp. ("Techman") and Dr.
     M. Mahmud Awan relating to and arising out of the claims set forth in Techman International Corporation v. FiberCore, Inc., No. 00-0818C (Massachusetts, 2000)

2. The Company's arbitration proceeding in Japan with Shinetsu, a raw material supplier, whereby Shinetsu is alleging that FiberCore has breached a multi-year supply agreement. The amount of the alleged breach is approximately $4,400,000. The parties are near resolution and expect to avoid arbitration.

3. Federal Revenue V. Xtal FiberCore (Administrative proceeding - 10830.006204/00-72) - Difference in the amount of excise tax between the period of 1995 and May 2000. Amount involved - approximately $5,600,000.

4. State Treasury V. Xtal FiberCore (Tax foreclosure - 377/100) - Alleged difference in the amount paid as sales tax liability. Amount involved is approximately $61,000.

5. State Treasury V. Xtal FiberCore (Tax foreclosure - 377/100) - Alleged difference in the amount paid as sales tax liability. Amount involved is approximately $15,000.

                                SCHEDULE 3.17
        TO ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Real property:

1. Land and buildings owned by Xtal FiberCore Brasil S.A. located at Rod SP-340 Mogi-Mirim km-118 Caixa Postal 6551 Campinas, Sao Paulo, Brazil

2. Land and buildings currently under construction by FiberCore Jena at Im Semmich 1 in Jena-Maua, Germany

3. Land and buildings purchased by FiberCore Quarz at Am Natal 7, Jena-Maua 07751, Germany, which will be occupied in 2002 by FiberCore Glass.

4. Land leased by the Joint Venture in Bandar Baru Bangi, Selangor Darul Ehsan, Malaysia.


5. The Company has a 5-year capital lease with AVV Leasing Company for the purchase of a building for FiberCore Machinery at Im Semmich 1a in Jena-Maua, Germany.

6. Additionally, the Company has a deposit on land in Amata City, Rayong Province, Thailand.

Long Term Debt:

1. 3-year Capital lease dated 05/14/01 with B.V.V. Bank of Brazil amounting to $3,173,000 for the purchase of equipment.

2. A loan agreement with Sparkasse Bank dated 09/06/96 amounting to 7,700,000 German Deutsche Marks is collateralized by a cash deposit amounting to 3,750,000 Deutsche Marks. Principal is due in September of 2006.

3. Approximately $9,160,000 due under a $10,000,000 5-year revolving line of credit with Fleet Bank dated 12/26/00. The maximum outstanding principal each year reduces by $750,000 2002 through 2004. A final payment of approximately $7,000,000 is due 12/31/2005. The loan is guaranteed by Tyco Sygma Limited, a wholly-owned subsidiary of Tyco International Limited pursuant to a Guarantor Indemnification Agreement entered into with the Company and three managing shareholders of the Company. Under the Guarantee, the Company is obligated to make quarterly payments to Tyco Sygma, Limited in an amount equal to 1.6% annually on the $10,000,000. While the Company entered into a Pledge and Security Agreement with respect to substantially all of the Company's assets, as part of the closing, the Pledge and Security Agreement is not effective and no security interest shall attach unless the bank elects upon the occurrence of an event of default or the existence of an adverse credit rating with respect to Tyco International Group S.A.

4. $3,582,000 due under a $25,000,000 financing agreement with several banks in Germany dated 01/19/01 for construction of new manufacturing facilities and purchase of equipment for FiberCore Jena.

5. $298,000 due to AVV Leasing Company 06/01/01in Germany under a capital lease for the purchase of a building in Jena-Maua, Germany.

6. $977,000 due to Sparkasse Bank in Jena, Germany under a 10-year loan for the purchase of land and building pursuant to an agreement entered into in August of 2001for FiberCore Quarz in Jena-Maua, Germany.

                                                                       EXHIBIT A


      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.


                            ISSUANCE DATE ________


No. ___                                                       $_______________

                                 FIBERCORE, INC.

                      5% CONVERTIBLE SUBORDINATED DEBENTURE

              DUE ON THE SECOND ANNIVERSARY OF THE DATE OF ISSUANCE

      THIS DEBENTURE is one of a series of duly authorized and issued debentures of FiberCore, Inc., a Nevada corporation, having a principal place of business at 253 Worcester Road, Charlton, Massachusetts 01507 (the "Company"), designated as its 5% Convertible Subordinated Debentures (the "Debentures" and this debenture, this "Debenture"), issued pursuant to the Convertible Subordinated Debentures and Warrants Purchase Agreement, as amended from time to time, originally dated January 14, 2002 among the Company and the investors signatory thereto (the "Purchase Agreement"). CAPITALIZED TERMS NOT DEFINED IN SECTION 19 OR ELSEWHERE IN THIS DEBENTURE SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PURCHASE AGREEMENT.

      FOR VALUE RECEIVED, the Company promises to pay to ______________, or its registered assigns (the "Holder"), the principal sum of _____________ Dollars ($______________), or such lesser amount reflecting the principal balance then-outstanding, on the second anniversary of the issuance hereof or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 5% per annum, payable semi-annually, in cash or shares of Common Stock as set forth herein. On each conversion of this Debenture, the Company and the Holder shall agree in writing as to the unconverted principal amount then-outstanding following each such conversion. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in registered shares of Common Stock or cash shall be at the discretion of the Company. Semi-annual interest payments shall be due and payable on January __ and July __ of each year, commencing with July __, 2002. Not less than 10 Trading Days preceding the month in which a semi-annual interest payment is due, the Company shall provide the Holder with written notice of its election to pay interest payments due hereunder either in cash or registered shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Failure to timely provide such written notice shall be deemed an election by the Company to pay interest in cash. Payment in shares shall be based on the average of the VWAPs during the 5 Trading Days immediately prior to the interest payment date and otherwise subject to conversions pursuant to Section 4. Failure to timely provide such written notice shall be deemed an election by the Company to pay interest in cash, except that, if the Company shall not have delivered any cash due as payment of interest hereon by the third Trading Day after the date such interest is due, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock in lieu of such interest payment, except that for such purpose the conversion price applicable thereto shall be the lesser of (A) the Mandatory Conversion Price on the Conversion Date, and (B) the Mandatory Conversion Price on the date of the Holder's demand. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register"). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (the "Late Fee") (to accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash.

      This Debenture is subject to the following additional provisions:

      Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

      Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and the legend set forth on the face of this Debenture. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      Section 3.  Events of Default.

            (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (i) any default in the payment of the principal of, or
            interest on, any Debentures, in the case of principal, as and when the principal shall become due and payable and in the case of interest, if such default remains uncured for 5 business days; or

                  (ii) any of the representations or warranties made by the
            Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading, in light of the circumstances when made, in any material respect at the time made; or

                  (iii) the Company (a) fails to issue Conversion Shares to the
            Holder or to cause its Transfer Agent to issue Conversion Shares, or, if applicable, cash, upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, (b) fails to transfer or to cause its Transfer Agent to transfer any certificate for Conversion Shares issued to the Holder as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or (c) fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any Conversion Shares issued to the Holder as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure described in subclauses (a), (b) or (c) shall continue uncured for 7 business days; or

                  (iv) the Company shall fail to perform or observe, in any
            material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture including but not limited to the payments of interest (other than semi-annual interest payments), liquidated damages and Late Fees, provided the Holder has provided the Company notice and an opportunity to cure within 10 Trading Days of any such event of default under this
            Section 3(a)(iv); or

                  (v) any governmental agencies or any court of competent
            jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and such action shall not be dismissed within 60 days thereafter; or

                  (vi) any money judgment, writ or warrant of attachment, or similar process in excess of $100,000 in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of 60 days or in any event later than 5 days prior to the date of any proposed sale thereunder; or

                  (vii) the Registration Statement is not declared effective by the SEC within 120 days from the Closing at which this Debenture was issued; or

                  (viii) the Company or any of its respective subsidiaries shall commence, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any of its respective subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its respective subsidiaries or there is commenced against the Company or any of its respective subsidiaries any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any of its respective subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its respective subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any of its subsidiaries makes a general assignment for the benefit of creditors; or the Company or any of its subsidiaries shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any of its subsidiaries shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts in contemplation of filing a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code; or the Company or any of its subsidiaries shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any of its subsidiaries for the purpose of effecting any of the foregoing; or

                  (ix) the Company (or any subsidiary thereof if guaranteed by the Company) shall default (unless such default is the subject of a bona fide dispute and the Company has set aside adequate reserves) in any of its obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding an aggregate of $400,000, unless waived, extended or cured within 10 business days, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

                  (x) the Common Stock shall be delisted from the Principal
            Market or suspended from trading on the Principal Market without resuming trading and/or being relisted or thereon or listed on another Principal Market or having such suspension lifted, in either case, for more than either 3 consecutive Trading Days or 5 Trading Days in the aggregate during any 12 month period (which need not be consecutive Trading Days); or

                  (xi) the Company shall have suspended the Holder's conversion rights for more than four (4) Trading Days in the aggregate during any 12 month period (provided, however, that this Event of Default shall not be deemed to grant the Company any right to any such suspensions); or

                  (xii) if the effectiveness of the Registration Statement
            lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement, in either case, for more than 30 Trading Days, in the aggregate, during any 12 month period.

            (b) During the time that any portion of this Debenture remains outstanding, if any Event of Default occurs and is continuing, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable in cash, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. The aggregate amount payable upon an Event of Default shall be equal to the Event of Default Amount. Interest shall accrue on the amount due hereunder from the seventh day after such amount is due (being the date of an Event of Default) through the date of redemption in full thereof at the rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures and Conversion Shares for which the full redemption price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 4.  Conversion.

            (a)   Conversion at Option of Holder.

                  (i) At the option of the Holder, this Debenture shall be
            convertible into Conversion Shares, in whole or in part, at any time and from time to time, after the Original Issue Date (subject to the limitations on conversion set forth in Section 4). The number of Conversion Shares issuable hereunder shall be determined by dividing
            (1) the outstanding principal amount of this Debenture to be converted plus all accrued and unpaid interest on such Debenture by
            (2) $____ (110% of the average of the VWAPs during the 5 consecutive Trading Days immediately prior to the Original Issue Date)(subject to adjustments herein)(the "Set Price"), provided that if the Company has not elected to pay the accrued and unpaid interest on such Debenture in shares of Common Stock within the prescribed time period, then the number of shares shall be determined by dividing the outstanding principal amount of this Debenture to be converted by the Set Price; provided further, that notwithstanding any provision herein, the Company may elect to pay interest in cash in the event of a conversion pursuant to this Section 4.

                  (ii) Notwithstanding anything to the contrary contained herein, if on any Conversion Date:

                        (A) the Common Stock is not listed or quoted on a
                  Principal Market;

                        (B) the Company has failed to timely satisfy its
                  conversion obligations hereunder with respect to Debentures submitted for conversion on such conversion date; or

                        (C) the issuance of such shares of Common Stock would
                  result in a violation of Sections 4(d)(ii) herein.

                  then, at the option of the Holder, the Company, in lieu of delivering Conversion Shares, shall deliver, within 4 Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the number of Conversion Shares otherwise deliverable to the Holder in connection with such Conversion Date and the highest VWAP during the period commencing on the Conversion Date and ending on the Trading Day prior to the date such payment is made.

            (b) [Intentionally left Blank]

            (c) Conversion Procedure.

                  (i) CONVERSION NOTICES. The Holder shall effect conversions by surrendering, if applicable, this Debenture (but only if the Holder is converting the entire outstanding principal amount of this Debenture), together with the form of conversion notice attached hereto (a "Conversion Notice") to the Company and the Company's transfer agent. Each Conversion Notice shall specify the principal amount of this Debenture to be converted, the applicable conversion price and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is deemed to have been delivered hereunder (a "Conversion Date"). If the Holder is converting less than all of the principal amount represented by this Debenture, the Holder shall convert at least $100,000 in principal amount of this Debenture. The Holder shall not deliver to the Company more than 4 Conversion Notices per calendar month, provided, however, in the event that (A) the Holder delivers a Conversion Notice which is otherwise not permitted hereunder, and
            (B) on or prior to 5 pm ET on the Trading Day following the date such notice is delivered, the Company fails to notify the Holder that it does not intend to honor such Conversion Notice pursuant to this provision, the Company shall be required to honor such Conversion Notice. If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is deemed delivered hereunder. Unless otherwise provided for by the terms hereunder, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by this Debenture, it shall not be required to surrender this Debenture but may exercise its right to convert solely by the delivery of a Conversion Notice. If a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder. At anytime the Holder may elect, upon delivery of this Debenture to the Company, to receive a new Debenture for such principal amount as has not been converted.

                  (ii) DELIVERY OF CONVERSION SHARES. Not later than 4 Trading
            Days after any Conversion Date, the Company will deliver to the Holder, at an address in the United States supplied by the Holder,
            (A) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those permitted by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture (subject to the limitations set forth in Section 4(d) hereof), (B) if applicable, a new Debenture in a principal amount equal to the principal amount of Debentures not converted (if the Holder elects to surrender this Debenture and a principal amount remains outstanding after conversion), and (C) a bank wire or a bank or certified check in the amount of accrued and unpaid interest (if the Company has timely elected or is required to pay accrued interest in cash). The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                  (iii) FAILURE TO DELIVER CONVERSION SHARES IN A TIMELY MANNER.
            If the Company fails for any reason to deliver to the Holder such certificate or certificates by the 5th Trading Day after the Conversion Date in accordance with Section 4(c)(ii), including, (in the event that shares are to be delivered in certificated form) but not limited to, the obligation of the Company to deliver such shares without any restrictive legend, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $25 per Trading Day (increasing to $50 per Trading Day after 3 Trading Days and increasing to $100 per Trading Day 6 Trading Days after such damages begin to accrue) after such 5th Trading Day until such certificates are delivered; provided, however, in the event the Holder elects to rescind a conversion notice, liquidated damages shall accrue only up to the date of such rescission notice but not thereafter with respect to such rescinded conversion. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the 5th Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due as payment of interest hereon by the fifth Trading Day after the Conversion Date, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock pursuant to Section 4(a), except that for such purpose the conversion price applicable thereto shall be the lesser of (A) the lesser of the Set Price and the Mandatory Conversion Price on the Conversion Date and, (B) the lesser of the Set Price and the Mandatory Conversion Price on the date of the Holder's demand. Any such shares will be subject to the provision of this Section.

                  (iv) BUY-IN. In addition to any other rights available to the
            Holder, (i) if the Holder sells the shares it has converted and the Holder has provided the Company evidence of such sale reasonably satisfactory to the Company (the "Sale"), and (ii) if the Company fails to deliver to the Holder such certificate or certificates by the 5th Trading Day after the Conversion Date in accordance with
            Section 4(c)(ii), and if after such 5th Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the per share price of the Common Stock pursuant to the Sale, and (B) at the option of the Holder, (x) deliver the Conversion Shares not yet delivered under the Conversion Notice and subject to this provision, or (y) reinstate the principal and interest of this Debenture subject to such Conversion Notice. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the market price of the Conversion Shares on the date of conversion was a total of $10,000, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and the basis for determining such amount. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(c)(iii) in respect of the certificates resulting in such Buy-In.

            (d) Conversion Restrictions.

                  (i) BENEFICIAL OWNERSHIP LIMITATION. Notwithstanding anything herein to the contrary, the Holder may not convert, and the Company may not cause the Holder to convert, this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payments would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Debenture or any other debenture of the Company held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with this Section. If this Debenture was not surrendered on the Conversion Date, the Company shall provide the Holder written notice of the amount actually converted. If the Holder surrendered this Debenture on the Conversion Date, the Company shall, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

                  (ii) LIMITATION ON NUMBER OF SHARES ISSUABLE. Notwithstanding
            anything herein to the contrary, the Company shall not be required to issue to the Holder and any other holders of the Debentures, in the aggregate, in excess of the greater of (A) as of the date of the First Closing Date, 18.5% of the issued and outstanding shares of Common Stock at a price below the market price of the Common Stock on such date, and (B) the number of shares of Common Stock permitted to be issued pursuant to Nasdaq Rule 4350(i), as confirmed in writing by counsel to the Company, upon conversion of the Debentures (the "Maximum Aggregate Share Amount"), unless the Company first obtains shareholder approval permitting such issuances in accordance with Nasdaq rules. If the number of shares of Common Stock which would, notwithstanding the limitation set forth herein, be issuable and sold to the Holder equals or exceeds the Maximum Aggregate Share Amount, then, at any time thereafter, from time to time, at the sole election of the Holder, in whole or in part, the Company shall either: (i) honor the conversion of this Debenture by the Holder at the lowest possible conversion price which would permit such conversion without violating Nasdaq Rule 4350(i), provided, however, that such conversion price shall not be lower than the Set Price, and/or (ii) redeem the portion of this Debenture submitted to the Company, the conversion of which would exceed the Maximum Aggregate Share Amount, otherwise in accordance with Section 5(a).

                  (iii) LIMITATION ON NUMBER OF SHARES ISSUABLE DURING ANY 60
            DAY PERIOD. Notwithstanding anything herein to the contrary, during any rolling 60 consecutive calendar day period, the Company shall not be required to issue to the Holder a number of Conversion Shares during such period in the aggregate that exceeds 9.9% of the number of shares of Common Stock issued and outstanding on the date in question.

            (e) Anti-Dilution Provisions.

                  (i) DIVIDENDS, STOCK SPLITS, ETC. If the Company, at any time while this Debenture is outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (ii) RIGHTS, OPTIONS, WARRANTS, ETC. If the Company, at any
            time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to holders of the Debentures) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Set Price (the "Lower Price"), then the Set Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Set Price. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Set Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Set Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Set Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Set Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

                  (iii) FUTURE ISSUANCES. If the Company or any subsidiary
            thereof, at any time while this Debenture is outstanding, shall issue Capital Shares, or Capital Share Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the Set Price (if the holder of the Capital Shares or Capital Share Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price) then, the Set Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such securities plus the number of Capital Shares or Capital Share Equivalents offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Set Price, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Capital Share Equivalents shall be deemed outstanding immediately after the issuance of such Capital Share Equivalents. Such adjustment shall be made whenever such shares of Capital Shares or Capital Share Equivalents are issued. However, upon the expiration of any Capital Share Equivalents, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such Capital Share Equivalents shall expire and shall not have been exercised, the Set Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Set Price made pursuant to the provisions of this Section after the issuance of such Capital Share Equivalents) had the adjustment of the Set Price made upon the issuance of such Capital Share Equivalents been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Capital Share Equivalents actually exercised.

                  (iv) NO ADJUSTMENT. No adjustment to the Set Price pursuant to
            Section 4(e)(iii) will be made (A) upon the conversion of this Debenture or any other Debenture of this series or of any other series issued by the Company, or upon the issuance, conversion, or redemption of, or payment of interest under, any Convertible Securities issued pursuant to the Purchase Agreement; (B) upon the exercise or conversion of any Convertible Securities, options or warrants issued and outstanding on the Original Issue Date of this Debenture; (C) upon the issuance of Common Stock or issuance grant, exercise or conversion of any Convertible Securities which may hereafter be issued, granted, exercised or converted (x) as compensation to employees, consultants, brokers, investment bankers or members of the Board of Directors of the Company, or (y) under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such Common Stock or Convertible Securities is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (D) upon the issuance of Common Stock or Convertible Securities in any transaction of the nature contemplated by Rule 145, promulgated under the Securities Act; (E) in connection with any strategic partnership or joint venture or acquisition (the primary purpose of which is not to raise equity capital for the Company) or (F) the issuance of Common Stock or the issuance, grant, exercise or conversion of Convertible Securities issued to a bank or equipment lessor (pursuant to transactions the primary purpose of which is not to raise equity capital for the Company).

                  (v) RIGHTS OF SHAREHOLDERS, ETC. If the Company, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Set Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Set Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (f)   Miscellaneous.

                  (i) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Set Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (ii) Whenever the Set Price is adjusted hereunder, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (iii) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued, fully paid and nonassessable.

                  (iv) Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (v) The issuance of certificates for shares of the Common
            Stock on conversion of this Debenture shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 5. Redemption.

            (a) Optional Redemption by the Company. If the VWAP of the Common Stock exceeds 150% of the Set Price for a period of 20 consecutive Trading Days or if the Company consummates a public offering of its Common Stock at an offering price in excess of 150% of the Set Price, then, at such time, the Company shall have the right, upon 10 Trading Days' notice to the Holder (an "Optional Redemption Notice" and the date such notice is received by the Holder, the "Notice Date"), to redeem the entire principal amount of this Debenture or any portion thereof not less than $500,000 then held by the Holder, at a cash price equal to the principal amount outstanding of this Debenture plus any accrued but unpaid interest hereon (the "Optional Redemption Price"); provided, however, the Company may only deliver an Optional Redemption Notice to the Holder if, on the Notice Date, (i) there is an effective Registration Statement pursuant to which the prospectus thereunder is available for use in the resale of all of the Conversion Shares issued to the Holder and all of the Conversion Shares as are issuable to the Holder upon conversion in full of this Debenture (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), and (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future). If any of the foregoing conditions shall cease to be in effect during the period between the Notice Date and the date the Optional Redemption Price is paid in full, then the Holders subject to such redemption may elect, by written notice to the Company given at any time after any of the foregoing conditions shall cease to be in effect, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. The Holders may convert any portion of the outstanding principal amount of the Debentures subject to an Optional Redemption Notice at the Set Price prior to the date that the Optional Redemption Price is due and paid in full.

            (b) Mandatory Redemption. On each Mandatory Redemption Date, the Company shall redeem a portion of this Debenture equal to the Holder's Pro-Rata share of the Mandatory Redemption Amount (except that, if the Holder elects to exercise any other Debenture(s) on such Mandatory Redemption Date, the amount so redeemed pursuant to such other Debentures shall reduce the principal amount that may be redeemed hereunder on such Mandatory Redemption Date by such amount) at a cash price equal to 100% of the principal amount of this Debenture being redeemed. In lieu of a cash redemption payment, the Company may elect to pay, in whole or in part (and if in part, in multiples of $100,000), such amount to be redeemed on the applicable Mandatory Redemption Date in Conversion Shares based on a conversion price equal to the lesser of (i) 90% OF THE ADJUSTED VWAP DURING THE 22 TRADING DAYS IMMEDIATELY PRIOR TO THE APPLICABLE MANDATORY REDEMPTION DATE, and (ii) the Set Price (the "Mandatory Conversion Price"); provided, however, that the Mandatory Redemption shall only occur if, on the Mandatory Redemption Date and during the 30 calendar days prior thereto, (i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Conversion Shares issued to the Holder and all of the Conversion Shares as are issuable to the Holder upon conversion in full of the Debentures subject to such Mandatory Redemption are registered for resale by the Holder thereunder (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), and (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future); provided, further, that, on or prior to the first Trading Day of the 30 calendar day period prior to such Mandatory Redemption Date, the Company irrevocably notifies the Holder that it will issue Conversion Shares in lieu of cash and the Company includes in such notification the amount to be converted (the "Conversion Amount"). Notwithstanding anything herein to the contrary, the Holder may elect, upon written notice to the Company not less than 2 Trading Days prior to a Mandatory Redemption Date, to waive any of the aforementioned conditions to the applicable Mandatory Redemption. In the event the Company elects to redeem this Debenture by the issuance of Conversion Shares, the Holder shall have the right, in its sole discretion, by notice to the Company prior to the applicable Mandatory Redemption Date, to increase the Conversion Amount by up to 100% or to decrease the Conversion Amount by up to 50% (except that, in the event one or more of the conditions to a Mandatory Redemption is not met and such condition(s) is waived by the Holder, the Holder may elect to decrease the applicable Conversion Amount by up to 100%). In the event the Conversion Amount is reduced by the Holder, such principal amount not converted but subject to the Mandatory Redemption, if not for the preceding sentence, shall be deferred to the end of this redemption schedule and cumulated with any other amounts so deferred. The Mandatory Conversion Price for any deferred Conversion Amount, shall be calculated at the date when actually converted, not at the time of deferral. By way of example, assume that this is the only Debenture issued under the Purchase Agreement, the Original Issue Date is December 5, 2001, the Effective Date is March 5, 2002 and there remains $5,000,000 in principal outstanding on this Debenture. Assume further that on March 5, 2002 the Company provided the Holder notice that it will redeem $400,000 of the principal amount of this Debenture by the issuance of Conversion Shares rather than cash (i.e. that the Conversion Amount shall be $400,000). On April 5, 2002, the Registration Statement is maintained effective and the Common Stock trades uninterrupted on the Principal Market during the 30 days prior to April 5. Finally, assume that on April 4, 2002, the Holder notifies the Company that it elects to reduce the Conversion Amount to $250,000. Under these circumstances, on April 5, 2002, the Company shall redeem $350,000 principal amount of this Debenture, $250,000 of which shall be paid by the issuance of Conversion Shares based on the Mandatory Conversion Price on the Mandatory Redemption Date and the balance of $100,000, shall be paid in cash. The Mandatory Redemption of $150,000 of the principal amount of this Debenture shall be deferred until after the remaining principal amount outstanding of this Debenture has been subject to this Mandatory Redemption provision. Notwithstanding anything herein to the contrary, conversions hereunder shall be made as if pursuant to Section 4, including but not limited to, liquidated damages and fees for late delivery of Conversion Shares, and the Conversion Date for such purposes shall be the Mandatory Redemption Date. The Holder may convert any portion of the outstanding principal amount of the Debentures subject to a Mandatory Redemption prior to the date that the Mandatory Redemption is due and paid in full at the Set Price. Nothing herein shall preclude the Holder from converting this Debenture to the extent this Debenture remains unpaid and unconverted after the Mandatory Redemption Date.

            (c) Redemption Procedure. The Optional Redemption Price is due on the 10th Trading Day following the Notice Date and payment of cash and/or issuance of Conversion Shares pursuant to the Mandatory Redemption shall be made on the Mandatory Redemption Date. If any portion of the Optional Redemption Price or cash payment for the Mandatory Redemption shall not be paid by the Company by expiration of such 10th Trading Day or Mandatory Redemption Date, as the case may be, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the Optional Redemption Price or cash payment of the Mandatory Redemption plus all such interest is paid in full. In addition, if any portion of the Optional Redemption Price or payment for the Mandatory Redemption remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If a Holder elects to invalidate such redemption the Company shall promptly, and, in any event, not later than 3 Trading Days from receipt of such Holder's notice of such election, return to such Holder all of the Debentures for which the Optional Redemption Price shall not have been paid in full. With respect to the principal amount of any Debentures to be converted pursuant to a Mandatory Redemption and subject to such invalidation, the conversion price as to any conversions pursuant to Section 4(a)(i) thereafter shall equal the Mandatory Conversion Price on the date such demand is made (notwithstanding the fact that such a date may not be a Mandatory Conversion Date).

      Section 6. Dividends, Mergers, Consolidations, Reclassifications, Etc.

            (a) Notice of Certain Events. If (i) the Company shall declare a dividend (or any other distribution) on the Common Stock; (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holder at its last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

            (b) Change of Control. In case of any Change of Control or sale or disposition by the Company of all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or redemption or repurchase of more than a de minimis number of shares of Common Stock or other equity securities of the Company, the Holder shall have the right to either (i) avail itself of any of the rights, remedies and procedures otherwise available to the Holder pursuant to Section 3(b) as if an Event of Default had occurred, (ii) convert its aggregate principal amount of Debentures then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Debentures could have been converted immediately prior to such merger, consolidation or sale would have been entitled, or (iii) in the case of Change of Control involving a merger in which the Company is not the surviving corporation or a consolidation, (A) require the surviving entity to issue convertible subordinated debentures in such face amount equal to the aggregate principal amount of Debentures then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of a Holder of this Debenture and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock or other securities issuable upon conversion thereof), and (B) simultaneously with the issuance of such convertible subordinated debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (iii), the conversion price applicable for the newly issued convertible subordinated debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Set Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to such successive events. The terms of any agreement to be executed in connection with any Change of Control transaction shall include terms requiring any successor or surviving entity to comply with the provisions of this Section.

            (c) Reclassification. In case of any reclassification of the Common Stock (other than a change in par value or a change from par value to no par value) or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (i) to convert, at any time, in whole or in part, the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (ii) to cause the Company to exercise its right to redeem the aggregate outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon, pursuant to Section 5. The entire redemption price due hereunder shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

      Section 7. Subordination

            (a) Agreement To Subordinate. The Company agrees, and the Holder, by accepting this Debenture agrees, that the indebtedness evidenced by this Debenture is subordinated in right of payment, to the extent and in the manner provided in this Section 7, to the prior payment and/or cancellation in full of all Senior Indebtedness of the Company and that such subordination is for the benefit of, and enforceable by, the holders of such Senior Indebtedness.

            (b) Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

            (i) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of such Senior Indebtedness before the Holder shall be entitled to receive any payment of principal of or interest on the Debentures; and

            (ii) until the Senior Indebtedness of the Company is paid in full, any payment or distribution to which the Holder would be entitled but for this Section 7 shall be made by the liquidating trustee or agent or other person making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) directly to holders of such Senior Indebtedness as their interests may appear to the extent necessary to pay in full all Senior Indebtedness remaining unpaid after giving effect to any prior or concurrent payment or distribution, or provision therefor, to holders of such Senior Indebtedness.

            (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities issued to the Holder upon conversion under or redemption of this Debenture, cash paid for liquidated damages pursuant to Section 7(c) or shares of common stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding on terms not less favorable than those of this Section 7) shall be received by the Holder before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the Senior Creditor, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, or provision made for its payment, after giving effect to any prior or concurrent payment or distribution on the Senior Indebtedness.

            (c) Event of Default and Notice. The Holder covenants and agrees that: (a) if an Event of Default shall occur under this Debenture, other than by conversion of this Debenture into Conversion Shares or the issuance of shares of Common Stock in lieu of liquidated damages, the Holder will not demand payment of any principal of or interest on this Debenture or demand, during any consecutive 120 day period, in excess of such Holder's Pro-Rata share of $200,000 in cash for the payment of liquidated damages pursuant to this Debenture, until one hundred and twenty (120) days after the Holder has provided the Senior Creditor the written notice of the Event of Default at the addresses of the Senior Creditor set forth in this Section 7; (b) the Holder agrees not to oppose, interfere with or otherwise attempt to prevent the Senior Creditor from enforcing its security interests in and/or liens on any of collateral held by the Senior Creditor or otherwise realizing upon any of such collateral;
      (c) the Holder shall not attempt to take possession of and/or to attempt to foreclose on any lien, security interest or other encumbrance on or in any of the collateral held by the Senior Creditor prior to the time all of the Senior Indebtedness held by the Senior Creditor shall have been fully, finally and indefeasibly paid in cash and all financing arrangements and commitments between the Company and Senior Creditor shall have been terminated; and (d) the Holder shall not, directly or indirectly, take any action to contest or challenge the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Indebtedness held by the Senior Creditor, any documents evidencing the Senior Indebtedness or any of the security interests and/or liens held by Senior Creditor in or on any of the collateral. Upon notification to the Company of an Event of Default, the Holder shall concurrently notify the Senior Creditor in writing of such Event of Default. In the event that the Holder is precluded under this Subsection 7(c) from demanding a cash payment for accrued liquidated damages, the Holder may elect to demand shares of Common Stock in lieu of cash based on a conversion rate equal to the Mandatory Conversion Price (notwithstanding the fact that such date may not be a Mandatory Conversion Date).

            (d) Default on Senior Indebtedness. The Company may not pay the principal of, premium (if any) or interest on this Debenture in cash and may not repurchase, redeem or otherwise retire this Debenture (other than securities issued to the Holder upon conversion under or redemption of, this Debenture) if (i) any Senior Indebtedness of the Company is not paid when due or (ii) any other default on such Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full.

            (e) When Distribution Must Be Paid Over. If a distribution prohibited by this Section 7 is made to Holders, the Holders who receive such distribution shall hold such distribution in trust for holders of Senior Indebtedness of the Company and pay such distribution over to them as their interests may appear.

            (f) Waiver of Certain Rights. The Holder hereby waives any and all rights to (a) require Senior Creditor to marshall any property or assets of the Company or to resort to any of the property or assets of the Company in any particular order or manner, (b) require Senior Creditor to enforce any guaranty or any security interest or lien given by any person or entity other than the Company to secure the payment of any or all of the Senior Indebtedness held by the Senior Creditor as a condition precedent or concurrent to taking any action against or with respect to any collateral securing such Senior Indebtedness and/or (c) bring any action to contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Indebtedness held by the Senior Creditor, any of the documents evidencing the Senior Indebtedness held by the Senior Creditor or any of the security interests and/or liens of Senior Creditor in or on any of the collateral securing its Senior Indebtedness.

            (g) Priority of Security Interests. Any and all security interests, liens, rights and interests of the Holder, whether now or hereafter arising and howsoever existing, in or on any or all of the collateral now or hereafter securing the Senior Indebtedness held by the Senior Creditor shall be and hereby are subordinated to any and all security interests, liens, rights and interests of Senior Creditor in and to any collateral now or hereafter securing such Senior Indebtedness, irrespective of (a) the time, order, manner or method of creation, attachment or perfection of the respective security interests and/or liens granted to the Holder or the Senior Creditor in or on any or all of the property or assets of the Company, (b) the time or manner of the filing of their respective financing statements, (c) whether the Holder or the Senior Creditor or any bailee or agent thereof holds possession of any or all of the property or assets of the Company, (d) the dating, execution or delivery of any agreement, document or instrument granting the Holder or the Senior Creditor security interests and/or liens in or on any or all of the property or assets of the Company, (e) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interests and (f) any provision of the Uniform Commercial Code or any other applicable law to the contrary. For purposes of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

            (h) Bankruptcy. The provisions of this Section 7 shall continue in full force and effect after the filing of any petition for relief by or against the Company under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof (all references herein to the Company being deemed to apply to the Company as a debtor-in-possession and to a trustee for the Company), and shall apply with full force and effect with respect to all collateral held by the Senior Creditor, and to all Senior Indebtedness incurred by the Company from the Senior Creditor, subsequent to such filing.

            (i) Relative Rights. This Section 7 defines the relative rights of Holders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

                  (i) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on and liquidated damages in respect of, the Debentures in accordance with their terms; or

                  (ii) prevent any Holder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness of the Company to receive distributions otherwise payable to Holders.

            (j) Payment in Stock. Notwithstanding any provision in this Section 7, the Company may at any time pay or redeem this Debenture in shares of Common Stock pursuant to the terms and conditions set forth herein and the Holder may receive such shares of Common Stock free and clear of any claims of the holders of Senior Indebtedness. Nothing herein shall restrict delay or otherwise affect the Holder's right to receive securities upon any conversion or issuance under this Debenture.

            (k) Reliance by Holders of Senior Indebtedness on Subordination Provisions. The Holder by accepting a Debenture acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created or acquired before or after the issuance of the Debentures, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

            (l)  Definitions.

      "Senior Indebtedness" of the Company means the principal of, premium (if any) and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Company, regardless of whether or not a claim for post-filing interest is allowed in such proceedings) on, and fees and other amounts owing in respect of any indebtedness of the Company for money borrowed, including but not limited to indebtedness now or hereafter borrowed from or otherwise due to the Senior Creditor unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is expressly provided that such obligations are not superior in right of payment to the Debentures whether outstanding on the date of this Debenture is issued or thereafter incurred; provided, however, that Senior Indebtedness shall not include:

            (1) any obligation of the Company to any Subsidiary of the Company;
            (2) any liability for federal, state, local or other taxes owed or owing by the Company;
            (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities); or any obligations with respect to the Common Stock.

      "Senior Creditor" means Fleet National Bank, N.A. and its successors and assigns, with notice addresses at both 100 Federal Street, Boston, MA 02110 Attention: Senior Commercial Loan Officer - Massachusetts, and 100 Front Street, Worcester, MA 01608 Attention: Senior Commercial Loan Officer, provided, however, that in the event that all of the Senior Indebtedness to Fleet National Bank is no longer outstanding, Senior Creditor shall mean the creditor or creditors of the Company which shall have substantially refinanced the Senior Indebtedness to Fleet National Bank, N.A., and such creditors' successors and assigns.

      Section 8. Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, as set forth in the Purchase Agreement, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of dispatch, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

      Section 9. Company's Obligations. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Purchase Agreement or this Debenture; or (iii) enter into any agreement with respect to any of the foregoing. The Company may only voluntarily prepay the outstanding principal amount of this Debenture in accordance with Section 5(a) hereof or on the Maturity Date.

      Section 10. Force Majeure. Notwithstanding any provision herein, the Company shall not be subject to liquidated damages or other penalties arising from the Company's failure to timely deliver certificates pursuant to this Debenture, or for failure to deliver an opinion of counsel, if such failure results from Force Majeure.

      Section 11. Rights as Holder. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 12. Replacement Debentures. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      Section 13. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      Section 14. Waivers. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

      Section 15. Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

      Section 16. Non Trading Days. Whenever any payment or other obligation hereunder shall be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day.

      Section 17. Headings. The headings used in this Debenture are used for convenience only and are not to be considered in construing or interpreting this Debenture.

      Section 18. Assignment. Notwithstanding any provision herein, the Holder shall not sell, assign, pledge, encumber, or otherwise transfer this Debenture or any rights hereunder to any person or entity without the consent of the Company, which consent shall not be unreasonably withheld; provided, however, in no event shall the Holder assign this Debenture to any person, entity or company that, in the reasonable judgment of the Company, are in direct competition with the Company, including but not limited to, persons, entities or companies in the telecommunications industry, data communications industry or the business of manufacturing optical fiber or preform.

      Section 19. Definitions. For the purposes hereof, the following terms shall have the following meanings:

            (a) "Adjusted VWAP" with respect to a period means the result obtained by selecting the 12 lowest VWAPs during such period, ignoring the highest and lowest such VWAPs, and averaging the remaining 10 VWAPs.

            (b) "Buy In" shall have the meaning assigned to such term in Section 4(c)(iv).

            (c) "Change of Control Transaction" means the occurrence of any of
      (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company in a transaction or series of transactions not approved by the board of directors of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the consolidation or merger of the Company with or into another entity (other than a merger or consolidation of a subsidiary of the Company into the Company or the Company into a wholly-owned subsidiary of the Company) where (A) the shareholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or (B) the common stock of such surviving corporation is not listed for trading on a Principal Market immediately after the completion of such transaction, or (iv) the sale of all or substantially all of the assets of the Company in one or a series of related transactions.

            (d) "Conversion Amount" shall have the meaning ascribed to such term in Section 5(b).

            (e) "Conversion Date" shall have the meaning ascribed to such term in Section 4(c).

            (f) "Conversion Notice" shall have the meaning ascribed to such term in Section 4(c).

            (g) "Conversion Shares" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

            (h) "Convertible Securities" means warrants, rights, or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock.

            (i) "Debenture(s)" shall have the meanings ascribed to such terms in the opening paragraph of this Debenture.

            (j) "Debenture Register" shall have the meaning ascribed to such term in the second opening paragraph of this Debenture.

            (k) "Event of Default" shall have the meaning ascribed to such term in Section 3(a).

            (l) "Event of Default Amount" for any Debentures shall equal the sum of (i) the greater of (A) 115% (except 100% in the event that the Company is required to pay the Event of Default Amount as a result of an election by the Holder pursuant to Section 6(b)) of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, and (B) the principal amount of Debentures to be prepaid, divided by the Set Price multiplied by the VWAP on (x) the date the Event of Default Amount is demanded or otherwise due, or (y) the date immediately prior to the date the Event of Default Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages, if any, due in respect of such Debentures, plus all accrued and unpaid interest hereon.

            (m) "Holder" shall have the meaning ascribed to such term in the second opening paragraph of this Debenture.

            (n) "Late Fee" shall have the meaning ascribed to such term in the second opening paragraph of this Debenture.

            (o) "Mandatory Conversion Price" shall have the meaning ascribed to such term in Section 5(b).

            (p) "Mandatory Payment" shall have the meaning ascribed to such term in Section 4(b).

            (q) "Maturity Date" shall have the meaning ascribed to such term in the second opening paragraph of this Debenture.

            (r) "Maximum Aggregate Share Amount" shall have the meaning ascribed to such term in Section 4(d)(ii).

            (s) "Notice Date" shall have the meaning ascribed to such term in
      Section 5(a).

            (t) "Optional Redemption Notice" shall have the meaning ascribed to such term in Section 5(a).

            (u) "Optional Redemption Price" shall have the meaning ascribed to such term in Section 5(a).

            (v) "Original Issue Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

            (w) "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            (x) "Purchase Agreement" shall have the meaning ascribed to such term in the first paragraph of this Debenture.


                      ***********************************

            IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                                                FIBERCORE, INC.

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $.001 par value per share (the "Common Stock"), of FiberCore, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:      __________________________________________________
                              Date to Effect Conversion

                              __________________________________________________
                              Principal Amount of Debentures to be Converted

                              __________________________________________________
                              Number of shares of Common Stock to be Issued

                              __________________________________________________
                              Conversion Price

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Name

                              __________________________________________________
                              Address

                                                                       EXHIBIT B


                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 15, 2002, between the investor or investors signatory hereto (each an "Investor" and together the "Investors"), and Fibercore, Inc., a Nevada corporation (the "Company").

      WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are purchasing from the Company, pursuant to the Convertible Subordinated Debentures and Warrants Purchase Agreement, dated the date hereof (the "Purchase Agreement") (CAPITALIZED TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PURCHASE AGREEMENT), $6,000,000, in the aggregate, principal amount of the Company's Convertible Subordinated Debentures and Warrants; and

      WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the Conversion Shares of Common Stock issuable upon conversion of, or as interest upon, the Convertible Subordinated Debentures, shares of Common Stock issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement and shares issuable in the event of a registration default pursuant to Section 3(f) (the "Securities").

      NOW, THEREFORE, the parties hereto mutually agree as follows:

      Section 1. [INTENTIONALLY OMMITTED]

      Section 2. Restrictions on Transfer. Each Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. Each Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

      With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) comply with the provisions of paragraph (c)(1) of Rule 144;

            (b) file with the SEC in a timely manner all reports and other documents required to be filed with the SEC pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

            (c) upon request by the Transfer Agent, the Company shall provide the Transfer Agent an opinion of counsel, which opinion shall be reasonably acceptable to the Transfer Agent, that the Investor has complied with the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act.

      Section 3. Registration Rights With Respect to the Securities.

            (a) The Company agrees that it will prepare and file with the SEC, within 30 calendar days after the First Closing Date, a registration statement on Form S-3 (or such other appropriate registration statement form) under the Securities Act at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investors, so as to permit the resale of the Securities purchased on the First and Second Closing Dates under the Act by the Investors as selling stockholders and not as underwriters. The Company agrees that it will prepare and file with the SEC, within 30 calendar days after any Subsequent Closing Date, a registration statement on Form S-3 (or such other appropriate registration statement form) under the Securities Act at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investors, so as to permit the resale of the Securities purchased at such Subsequent Closing Date under the Act by the Investors as selling stockholders and not as underwriters.

            (b) The Company shall cause the Registration Statement registering the Securities purchased at the First and Second Closing to become effective within 60 calendar days (90 calendar days in the event of a review by the SEC) after the First Closing Date, or, if earlier, within 5 days of SEC clearance to request acceleration of effectiveness. The Company shall cause the Registration Statement registering the Securities purchased the applicable Subsequent Closing to become effective within 60 calendar days (90 calendar days in the event of a review by the SEC) after such Subsequent Closing date, or, if earlier, within 5 days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the applicable Warrant Shares, 100% of the already converted applicable Conversion Shares, if any, held by any Investor on the filing date and at least 200% of the greater of the number of shares which would be issuable upon the conversion of the principal amount of the applicable Convertible Subordinated Debentures issued and to be issued at the Mandatory Conversion Price in effect (i) on the Closing Date the applicable Registration Date is required to be filed, or (ii) on the date of the filing of such Registration Statement, and such number of shares as the Company deems prudent for the purpose of issuing shares of Common Stock as interest on the Convertible Subordinated Debentures, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the SEC. The Company will notify the Investors and the Company's transfer agent of the effectiveness of a Registration Statement within 1 Trading Day of such event. After an Effective Date, within 30 days after the day on which the Holder gives notice to the Company that the number of Securities registered for resale by the Holder relating to such Effective Date, notwithstanding the limitation on conversion herein and in the Purchase Agreement, is less than 100% of the number of the Securities (calculated at the Mandatory Conversion Price on such date) held by the Holder on such date (the "Further Registration Date"), the Company shall file a further registration statement registering a number of shares of Common Stock to the extent that at least 200% of the shares which would be required to be issued upon the conversion of the remaining applicable Convertible Subordinated Debentures at the Mandatory Conversion Price on the date of the filing of such further registration statement are registered and shall prosecute such additional registration statement to effectiveness within 60 calendar days of the Further Registration Date (90 calendar days in the event of a review by the SEC). As to any Registration Statement, each Investor shall have the right to convert all or any of its applicable Convertible Subordinated Debenture into up to a number of registered shares of Common Stock equal to such Investor's fraction of the aggregate Purchase Price for such Convertible Subordinated Debenture multiplied by the initially registered and, if applicable, subsequently registered Securities; provided, however, in no event shall this provision limit each Investor's right to convert its Convertible Subordinated Debenture into unregistered shares of Common Stock.

            (c) The Company will maintain each Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Securities registered thereunder have been sold pursuant to such Registration Statement, (iii) the date the Investors receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investors, that the Securities registered thereunder may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities registered thereunder have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) three (3) years from the applicable Effective Date.

            (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statements hereunder and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. Five Trading Days prior to the Trading Day on which the Company intends to file a Registration Statement or any amendment thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investors and one firm of counsel representing the Investors, copies of such Registration Statement as proposed to be filed, which documents will be subject to review and comment by the Investors and such counsel, provided, however, that if the Investor or counsel to the Investor shall not within five Trading Days following receipt of such Registration Statement deliver written comments regarding such Registration Statement to the Company, the applicable time periods set forth in Sections 3(a) and Section 3(b) shall be extended by one Trading Day for each Trading Day on which the Investor or counsel to the Investor fails to deliver such written comments to the company following such initial five (5) Trading Day period. The Company shall provide each Investor with copies of any comment letters received from the SEC with respect thereto within 2 Trading Days of receipt thereof. The Company shall qualify any of the securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

            (e) The Company shall not be required by this Section 3 to include an Investor's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Investor and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

            (f) In the event that (i) a Registration Statement is not filed by the Company in a timely manner as set forth in Section 3(a), (ii) a Registration Statement is not declared effective by the SEC within the period of time set forth in Section 3(b) herein, or within 5 days of clearance by the SEC to request effectiveness, (iii) such Registration Statements are not maintained as effective by the Company for the period set forth in Section 3(c) above, or (iv) the additional registration statement referred to in Section 3(b) is not filed within 30 calendar days or declared effective within 60 calendar days (or, if applicable 90 calendar days) as set forth therein (each a "Registration Default") then the Company will pay each Investor (pro-rata on a monthly basis), for each Registration Default then in effect, as liquidated damages and not as a penalty, during any period in which a Registration Default is occurring, 2% per month (pro-rated to the number of days of the month elapsed) of (i) the then outstanding principal amount of the Convertible Subordinated Debentures, (ii) the value of any Conversion Shares and Warrant Shares already converted or exercised (valued at the average of all of the VWAPs during the applicable month multiplied by the number of such shares), and
      (iii) the value of any outstanding Warrants (valued at the difference between the average VWAP during the applicable month and the Exercise Price multiplied by the number of Warrant Shares the Warrants are exercisable into), held by such Investor until such corresponding Registration Default no longer exists ("Liquidated Damages"). Such payment of the Liquidated Damages shall be made to the Investors in cash, or, at the option of the Company, in registered shares of Common Stock (based on the Mandatory Conversion Price) on the Trading Day prior to the date of payment) on the last day of each month during which a Registration Default occurred or was continuing, without demand therefor by the Investor; provided, however, that the payment of the Liquidated Damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section.

            If the Company does not remit the payment to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys' fees, in addition to the Liquidated Damages and interest of 18% per annum on any liquidated damage payments not made in a timely manner as set forth above. The registration of the Securities pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.

            (g) Except as set forth on Schedule A hereto, the Company shall be precluded from including in any registration statement which is required to be filed pursuant to this Section 3 any other securities apart from the Registrable Securities, without the prior written consent of a majority in interest of the Investors. Until after the Effective Date of the Registration Statement registering the Securities relating to the First and Second Closing, the Company shall be precluded from filing any other registration statements other than on Form S-8 or Form S-4. During the periods beginning on any Subsequent Closing Date until the Effective Date relating to such Subsequent Closing Date, the Company shall be precluded from filing any other registration statements other than on Form S-8 or Form S-4.

            (h) If at any time or from time to time after the Effective Date of any Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined in Section 3(i) below), the Investors shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty-two (22) Trading Days in the aggregate during any twelve month period, during the period a Registration Statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default and subject to Liquidated Damages as set forth in
      Section 3(f) hereof. THE COMPANY MUST GIVE THE INVESTORS NOTICE IN WRITING PRIOR TO THE FIRST DAY OF THE BLACKOUT PERIOD IMMEDIATELY UPON KNOWLEDGE THAT SUCH A BLACKOUT PERIOD (WITHOUT INDICATING THE NATURE OF SUCH POTENTIAL MATERIAL EVENT) WILL OCCUR AND SUCH NOTICE MUST BE ACKNOWLEDGED IN WRITING BY THE INVESTORS. FAILURE TO PROVIDE THE INVESTORS WITH SUCH NOTICE SHALL CONSTITUTE A REGISTRATION DEFAULT DURING THE ENTIRE APPLICABLE PERIOD THAT A REGISTRATION STATEMENT IS SUSPENDED. Compliance by the Company with this Section 3(h) will not result in or be deemed a breach of any of the Company's obligations set forth in the Purchase Agreement not to disclose non-public information to the Investors.

            (i) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

      Section 4. Cooperation with Company. The Investors will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement unless the SEC or applicable law requires the Investor to be named. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the SEC will permit to be registered without naming the Investors as underwriters. Any delay or delays caused by the Investors by failure to cooperate as required hereunder shall not constitute a Registration Default.

      Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investors' assistance and cooperation as reasonably required with respect to each Registration Statement:

            (a) (i) prepare and file with the SEC such amendments and supplements to the Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever the Investors shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statements and any amendments thereto do not, when they becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statements, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (b) (i) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investors as required by Section 3(d) and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents); (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor; and (iii) provide to each Investor copies of any comments and communications from the SEC relating to any Registration Statement, if lawful to do so;

            (c) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Investor;

            (d) list such Registrable Securities on the Principal Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

            (e) notify each Investor at any time when a prospectus relating thereto covered by any Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, subject to Section 3(h), and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and during such period, the Investors shall not make any sales of Registrable Securities pursuant to a Registration Statement and during such period; provided, however, any period during which the Investors are precluded from making sales of the Registrable Securities shall be included in the 20 calendar day period in Section 3(h) and any such days herein which exceed, or cause the Company to exceed, such 20 calendar day period shall be deemed a Registration Default and the Company shall be subject to Liquidated Damages as set forth in Section 3(f).

            (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of a Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

            (g) cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within 4 Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

            (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

            (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

            (j)   maintain  a  transfer  agent and  registrar  for its  Common
      Stock.

            Section 6.  Indemnification.

            (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Investors and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof or by such Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

            (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to any Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
      Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

            All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

      Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Notwithstanding any other provision of this Section 7, in no event shall any Investor be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act.

      Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth in the Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Either party hereto may from time to time change its address or facsimile number for notices under this
Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 9. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned by the Company to any other person. The Investor's shall not assign this Agreement without the consent of the Company, which consent shall not be unreasonably withheld. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Subordinated Debentures and Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Subordinated Debentures and Warrants held by such person. Notwithstanding anything to the contrary herein, in no event shall an Investor assign this Agreement to any persons, entity or company that, in the reasonable judgment of the Company, are in direct competition with the Company, including but not limited to, persons, entities or companies in the telecommunications industry, data communications industry or the business of manufacturing optical fiber or preform.

      Section 10. Additional Covenants of the Company. The Company agrees that, for so long as it shall be required to maintain the effectiveness of any Registration Statement, it shall file all reports and information required to be filed by it with the SEC in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

      Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

      Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

      Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

      Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. The Company and each of the Investors agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any controversy arising out of or relating to this Agreement. The non-prevailing party to any dispute hereunder shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with any such dispute.


                         ***************************

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, as of the date first set forth above.


                                         FIBERCORE, INC.

                                         By:____________________________________
                                            Robert P. Lobban, CFO

                                         INVESTORS:

                                         RIVERVIEW GROUP, LLC

                                         By:____________________________________
                                            Name:
                                            Title:

                                         LATERMAN & CO.

                                         By:____________________________________
                                            Bernard Laterman, Managing Partner


                                         FOREVERGREEN PARTNERS

                                         By:____________________________________
                                            Bernard Laterman, Managing Partner

                                   Schedule A

1. Gruntal & Co., LLC (and its principals) 1,108,292 shares of Common Stock payable upon exercise of previously issued warrants Gruntal received as a commission on the Crescent drawdowns.

2. Marc Drimer - 16,558 shares - already issued shares of Common Stock

3. Guido Roennefahrt - 20,057 already issued shares of Common Stock.

4. Felix Rebholz - 16,557 already issued shares of Common Stock.

5. Crescent International Ltd. - 1,108,292 already issued shares of common stock.

                                                                       EXHIBIT C

                                January 15, 2002



Riverview Group, LLC          Laterman & Co.              Forevergreen Partners
666 5th Avenue                5 East 59th Street          c/o Laterman & Co.
8th Floor                     New York, NY 10022          5 East 59th Street
New York, New York 10103      Attn: Bernard Laterman      New York, NY 10022
Attn: Manager                                             Attn: Bernard Laterman


Re: Convertible Subordinated Debentures and Warrants Purchase Agreement between the Investors Signatory thereto and FiberCore, Inc. (the "Purchase Agreement").

Ladies and Gentlemen:

      This opinion is furnished to you pursuant to the Purchase Agreement by and between the investors signatory thereto (the "Investors") and FiberCore, Inc., a Nevada corporation (the "Company"), dated as of the date hereof (the "Purchase Agreement"), which provides for the issuance and sale by the Company of, in the aggregate, $9,000,000 principal amount of Convertible Subordinated Debentures and Warrants to purchase shares of the Company's Common Stock. ALL TERMS USED HEREIN HAVE THE MEANINGS DEFINED FOR THEM IN THE PURCHASE AGREEMENT UNLESS OTHERWISE DEFINED HEREIN.

      We have acted as special Nevada counsel for the Company in connection with the transactions contemplated by the Purchase Agreement. In connection with such representation, we have reviewed copies of the following documents:

1.    the Convertible Subordinated Debentures issued to each Investor;

2.    the Warrants issued to each Investor;

3. the Registration Rights Agreement between the Investors and the Company, dated as of the date hereof (the "Registration Rights Agreement");

4. Articles of Incorporation of the Company (as amended, the "Articles"), certified as of January 10, 2002, by the Nevada Secretary of State and certified as of the date hereof by the Chief Financial Officer and Treasurer of the Company;

5. Bylaws of the Company (as amended, the "Bylaws"), certified as of the date hereof by the Chief Financial Officer and Treasurer of the Company; and

6. Resolutions of the Company's board of directors adopted December 28, 2001, certified as of the date hereof by the Chief Financial Officer and Treasurer of the Company.

      Documents 1-3 above, along with the Purchase Agreement, are referred to herein as the "Agreements." Unless otherwise listed above, we have not reviewed, and express no opinion as to, any instrument or agreement referred to or incorporated by reference in the Agreements.

      We have also examined originals or copies certified or otherwise identified to our satisfaction of such other corporate records, certificates of governmental officials and documents as we have deemed necessary or appropriate for the purpose of this opinion. We have relied upon the certificates of all public officials and corporate officers with respect to the accuracy of all matters contained therein.

      We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to originals of all copies of all documents submitted to us.

      Nothing herein shall be deemed an opinion as to the laws of any jurisdiction other than the State of Nevada.

      As used herein, the phrase "the best of our knowledge" means only such actual knowledge as we have obtained from consultation with attorneys presently in our firm whom we have determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by such opinions. Except as expressly provided otherwise herein, we have not conducted any other investigation or review in connection with the opinions rendered herein, including without limitation a review of any of our files or the files of the Company.

      Based upon and subject to the foregoing, and subject to the qualifications, limitations, restrictions and assumptions set forth below, we are of the opinion that:

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's year 2000 Form 10K filed with the United States Securities and Exchange Commission on April 2, 2001. To the best of our knowledge, the Company does not have any subsidiaries and does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity other than as disclosed in such Form 10K.

      2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Convertible Subordinated Debentures and Warrants and the Conversion Shares and the Warrant Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Convertible Subordinated Debentures and Warrants have been duly executed, issued and delivered by the Company.

      3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Convertible Subordinated Debentures, the Warrants, the Conversion Shares and the Warrant Shares, do not and will not (i) result in a violation of its Articles or Bylaws; or (ii) result in a violation of any Nevada law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To the best of our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.

      4. When issued and paid for in accordance with the Purchase Agreement, the Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Articles or Bylaws or, to the best of our knowledge, in any agreement to which the Company is party. In giving this Opinion we have assumed that at the time of an issuance of Conversion Shares or Warrant Shares, the Company will have a sufficient number of authorized but unissued (and not otherwise reserved) shares of its common stock available to accommodate such issuance.

      5. We have not been engaged to devote substantive attention to any claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such. To the best of our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

      6. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value per share of $.001, of which 61,481,139 shares are issued and outstanding, and 10,000,000 shares of preferred stock of which 1 share of Series A is issued and outstanding. In opining as to the number of shares outstanding, we have relied solely upon a certificate of the Company's Treasurer.

      This opinion is intended solely for the use of the Investors in connection with the transactions referred to above. It may not be relied upon by any other person or for any other purpose, or reproduced or filed publicly by any person, without the written consent of this firm.


                                                Very truly yours,


                                                Lionel Sawyer & Collins

                                                                       EXHIBIT D


                      [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                January 15, 2002

Riverview Group, LLC
666 5th Avenue
New York, NY 10103

Laterman & Co.
5 East 59th Street
New York, NY 10022

Forevergreen Partners
c/o Laterman & Co.

Re:   Convertible Subordinated Debentures and Warrants Purchase
      Agreement

Ladies and Gentlemen:

            We have acted as special counsel to the Company in connection with the Convertible Subordinated Debentures and Warrants Purchase Agreement, dated as of January 15, 2002 (the "Agreement"), between FiberCore, Inc. (the "Company"), and Riverview Group, LLC and Laterman & Co. (each an "Investor" and together the "Investors"), which provides for the issuance and sale by the Company in the aggregate, of up to $9,000,000 principal amount of Convertible Subordinated Debentures (the "Debentures") and Warrants to purchase a number shares of the Company's Common Stock to be determined in accordance with the Agreement (the "Warrants"). Capitalized terms used herein but not defined herein have the respective meanings given to them in the Agreement. We are rendering this opinion letter to you at the request of the Company pursuant to Section 1.1(b)(viii) of the Agreement.

            In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements and representations of the Company, officers and other representatives of the Company, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Company in connection with the preparation and delivery of this letter.

            In particular, we have examined and relied upon:

            1. the Agreement;

            2. the Debentures issuable at the First Closing;

            3. the Warrants issuable at the First Closing; and

            4. the Registration Rights Agreement between the Investors, and the Company, dated January 15, 2002 (the "Registration Rights Agreement").

Items 1 to 4 above are referred to in this letter as the "Transaction Documents". References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. References in this letter to the term "Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United States of America. References in this letter to the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

            We have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge", "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreement.

            We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, to the extent expressly referred to in this opinion letter, the federal laws of the United States of America. With respect to matters of Nevada law, we call your attention to the opinion dated as of January 15, 2002, of Lionel Sawyer & Collins and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. Each of the Transaction Documents executed by the Company constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to oral amendments to written agreements or rights of set off, (b) relating to submission of jurisdiction, venue or service of process, or
      (c) relating to liquidated damages, may be limited by applicable law or considerations of public policy.

            2. The execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations thereunder, do not breach or result in a violation of, or default under
      (i) any indenture, mortgage, deed of trust, agreement or instrument identified on Schedule A attached hereto, or (ii) any judgment, decree or order known to us which is applicable to the Company and, pursuant to any Applicable Laws, is issued by any Governmental Authority having jurisdiction over the Company or its properties.

            3. We have not been engaged to devote substantive attention to any claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such. To our knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Company (a) asserting the invalidity of the Transaction Documents, (b) seeking to prevent the consummation of any of the transactions provided for in the Transaction Documents, or (c) which would materially and adversely affect the ability of the Company to perform its obligations under, or the validity or enforceability (with respect to the Company) of, the Transaction Documents. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or Governmental Authority has communicated in writing to the Company a present intention to initiate such actions, investigations or proceedings against the Company.

            4. Assuming the accuracy of the representations and warranties in the Agreement and compliance with the terms and provisions of the the Agreement, it is not necessary in connection with the offer and sale of the Securities by the Company to the Investors, under the circumstances contemplated by the Agreement, to register the Convertible Subordinated Debentures or the Warrants issued at the First Closing under the Securities Act of 1933.

            We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or entity or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.


                                                Very truly yours,

                                   Schedule A

Incentive Warrant, dated June 9, 2000, by and between FiberCore, Inc. and Crescent International Ltd.

Registration Rights Agreement, dated June 9, 2000, by and between FiberCore, Inc. and Crescent International.

Warrant issued to Gruntal & Co., LLC, dated April 14, 2000, to purchase up to 300,000 Shares of FiberCore Common Stock.

Warrant issued to Gruntal & Co., LLC, dated June 9, 2000, to purchase up to 30,000 Shares of FiberCore Common Stock.

Warrant issued to Gruntal & Co., LLC, dated June 9, 2000, to purchase up to 72,016 Shares of FiberCore Common Stock.

Warrant issued to Gruntal & Co., LLC, dated June 26, 2000, to purchase up to 54,870 Shares of FiberCore Common Stock.

Designations of Rights Privileges and Preferences of Series A Preferred Stock Registrant, dated as of December 19, 2000.

Loan Agreement between FiberCore, Inc. and Fleet National Bank, dated as of December 20, 2000.

Revolving Credit Note executed by FiberCore, Inc. in favor of Fleet National Bank, dated as of December 20, 2000.

Limited Guaranty by Tyco International S.A., dated as of December 20, 2000.

Pledge and Security Agreement between FiberCore, Inc. and Fleet National Bank, dated as of December 20, 2000.

Collateral Assignment of Patents and Trademarks and Security Agreement between FiberCore, Inc. and Fleet National Bank, dated as of December 20, 2000.

Guarantor Indemnification Agreement among Tyco International Group S.A., FiberCore, Inc., Mohd Aslami, Charles DeLuca and Steven Phillips, dated as of December 26, 2000.

Stock Purchase Agreement between the Company and Crescent International, Ltd., dated as of August 20, 2001.

Registration Rights Agreement between the Company and Crescent International, Ltd., dated as of August 20, 2001.

                                                                       EXHIBIT E


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.


                             STOCK PURCHASE WARRANT

            To Purchase _______________ Shares of Common Stock of

                               FIBERCORE, INC.

            THIS CERTIFIES that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after _______, 2002 (the "Initial Exercise Date") and on or prior to the close of business on the fourth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Fibercore, Inc., a corporation incorporated in the State of Nevada (the "Company"), up to ____________ shares (the "Warrant Shares") of Common Stock, par value $.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $____, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Subordinated Debentures and Warrants Purchase Agreement (the "Purchase Agreement"), dated January ___, 2002, between the Company and the investors signatory thereto.

            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant.

               (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within four (4) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the third Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, (i) if the Holder sells the shares it has exercised and the Holder has provided the Company evidence of such sale reasonably satisfactory to the Company (the "Sale"), and (ii) if the Company fails to deliver to the Holder such certificate or certificates by the 5th Trading Day after the date the Holder exercises this Warrant, and if after such 5th Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the exercise at issue multiplied by (2) the per share price at which the Common Stock was sold pursuant to the Sale, and (B) at the option of the Holder, (x) deliver the Warrant Shares not yet delivered pursuant to such exercise and subject to this provision, or (y) reinstate the portion of this Warrant for which such exercise was not honored. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant with respect to which the market price of the Warrant Shares on the date of exercise was a total of $10,000, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and the basis for determining such amount. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.


               (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               (c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this
      Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(c) of the Exchange Act. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

               (d) At anytime beginning one (1) year from the date this Warrant is issued, in the event that the Registration Statement registering the Warrant Shares issuable hereunder is not then effective, this Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

               (A) = the average of the high and low trading prices per share of
                     Common Stock on the Trading Day preceding the date of such election;

               (B) = the Exercise Price of the Warrants; and

               (X) = the number of Warrant Shares issuable upon exercise of the
                     Warrants in accordance with the terms of this Warrant.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination.

               (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 100,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding any provision herein, the Holder shall not sell, assign, pledge, encumber, or otherwise transfer this Warrant or any rights hereunder to any person or entity without the consent of the Company, which consent shall not be unreasonably withheld; provided, however, in no event shall the Holder assign this Warrant to any person, entity or company that, in the reasonable judgment of the Company, are in direct competition with the Company, including but not limited to, persons, entities or companies in the telecommunications industry, data communications industry or the business of manufacturing optical fiber or preform.

               (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

               (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

           10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

           11. Adjustments of Exercise Price and Number of Warrant Shares.

               (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) Anti-Dilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to Section 1 hereof shall be subject to adjustment from time to time as provided in this Section 11(b). In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                  (i) Adjustment of Exercise Price. If and whenever the Company issues or sells, or in accordance with Section 8(b) hereof is deemed to have issued or sold, any shares of Common Stock for a consideration per share of less than the Set Price (as that term is defined in the Convertible Subordinated Debenture issued in connection herewith) or for no consideration (collectively, a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be reduced so that the Exercise Price in effect immediately following the Dilutive Issuance will be equal to the Exercise Price multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such Capital Share Equivalent plus the number of Capital Share Equivalents offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such Capital Share Equivalent plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price.

                  (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 11(b) hereof, the following will be applicable:

                        (A) Issuance of Rights or Options. If the Company in any
                  manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock (collectively "Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Set Price (the Options so priced, the "Below Set Price Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Set Price Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Set Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Set Price Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Set Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Set Price Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Set Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Set Price Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Set Price Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Set Price Options.

                        (B) Issuance of Convertible Securities. If the Company
                  in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Set Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing
                  (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                        (C) Change in Option Price or Conversion Rate. If there
                  is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (D) Treatment of Expired Options and Unexercised
                  Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                        (E) Calculation of Consideration Received. If any Common
                  Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                        (F) Exceptions to Adjustment of Exercise Price. No
                  adjustment to the Exercise Price will be made (i) upon the exercise of this Warrant or any other warrant of this series or of any other series issued by the Company, or upon the issuance, conversion, or redemption of, or payment of interest under, any Convertible Securities issued pursuant to the Purchase Agreement; (ii) upon the exercise or conversion of any Convertible Securities, options or warrants issued and outstanding on the initial issuance date of this Warrant;
                  (iii) upon the issuance of Common Stock or issuance, grant exercise or conversion of any Convertible Securities which may hereafter be issued, granted, exercised or converted (x) as compensation to employees, consultants, brokers, investment bankers or members of the Company's Board of Directors, or (y) under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such Common Stock or Convertible Securities is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iv) upon the issuance of Common Stock or Convertible Securities in a public offering, whether or not underwritten and upon the exercise or conversion of such Convertible Securities; (v) upon the issuance of Common Stock or Convertible Securities in any transaction of the nature contemplated by Rule 145, promulgated under the Securities Act; or (vi) in connection with any strategic partnership or joint venture or acquisition (the primary purpose of which is not to raise equity capital for the Company) or (vii) the issuance of Common Stock or the issuance, grant, exercise or conversion of Convertible Securities issued to a bank or equipment lessor (pursuant to transactions the primary purpose of which is not to raise equity capital for the Company.

                  (iii) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, provided that such notice shall not contain any material nonpublic information. Such calculation shall be certified by the chief financial officer of the Company.

                  (iv) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (v) Certain Events. If, at any time during the Exercise
            Period, any event occurs of the type contemplated by the adjustment provisions of this Section 11 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 11 hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

                  (vi) Certain Definitions. "Common Stock Deemed Outstanding"
            shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment hereunder resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required hereunder resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

           12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at their option, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event, or (b) cash equal to the value of this Warrant as determined in accordance with the Black-Sholes option pricing formula. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

           13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

           14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

           15. Notice of Corporate Action. If at any time:

              (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

              (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

            16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

            The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            17. Miscellaneous.

              (a) Jurisdiction. This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law, principles or rules.

              (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

              (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

              (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

              (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

              (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

               (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

              (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                             ********************

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: ________, 2002
                                                FIBERCORE, INC.

                                                By:_____________________________
                                                   Robert P. Lobban, CFO

                               NOTICE OF EXERCISE

To:   Fibercore, Inc.


            (1) The undersigned hereby elects to purchase ________ Warrant Shares (the "Common Stock"), of Fibercore, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                      _____________________________________


The Warrant Shares shall be delivered to the following:

NAME:                            TAX IDENTIFICATION NUMBER (if applicable)

______________________________   ______________________________

______________________________   ______________________________

______________________________   ______________________________



                                                [PURCHASER]


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                Dated:__________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

            FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

_______________________________________________________________.


_______________________________________________________________

                                          Dated:______________, _____


                  Holder's Signature:__________________________

                  Holder's Address:  __________________________

                                     __________________________


Signature Guaranteed:  ________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT F

                         INSTRUCTIONS TO TRANSFER AGENT

                                 FIBERCORE, INC.

                               253 WORCESTER ROAD

                                   PO BOX 180

                               CHARLTON, MA 01507


                                                            January ___, 2002

Interstate Transfer Company
6084 South 900 East
Suite 101
Salt Lake City, Utah 84121
Attention: Janis Paterson

Ladies and Gentlemen:

      Reference is made to the Convertible Subordinated Debentures and Warrants Purchase Agreement and all exhibits thereto (the "Purchase Agreement"), dated as of January ___, 2002, between the investors signatory thereto (the "Investors") and FiberCore, Inc. (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Company has issued or will issue to the Investors, in the aggregate, (i) $6,000,000 principal amount of Convertible Subordinated Debentures with a mutual option to purchase up to an additional $3,000,000 principal amount of Convertible Subordinated Debentures, and (ii) Warrants to purchase shares of Common Stock (the "Warrants"). As a condition to the effectiveness of the Purchase Agreement, the Company has agreed to issue to you, as the transfer agent for the Company's Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock ("Common Stock") to be issued to the Investors (or a permitted assignee) pursuant to the Purchase Agreement upon conversion of the Convertible Subordinated Debentures or upon exercise of the Warrants. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement.

            1. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

      Pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company is required to prepare and file with the SEC, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors (i) upon exercise of the Warrants, and (ii) upon conversion of the Convertible Subordinated Debentures, all as provided in the Registration Rights Agreement. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective, and shall deliver an opinion of its counsel to that effect. The Transfer Agent shall be entitled to rely on such advice and such opinion and shall assume that such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company or such counsel, and the Transfer Agent shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following three paragraphs, the Transfer Agent shall deliver to the appropriate Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

            (a) At any time after the effective date of a registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock relating to such registration statement which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, in such names and in such denominations as the Investor may request, provided that in connection with any such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company in accordance with the plan of distribution set forth in the Registration Statement; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

            (b) In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the SEC, the Investor, or its permitted assignee, or its broker confirms to the Transfer Agent that (i) the Investor has beneficially owned the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading
      Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or
      (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act; or

            (c) The Investor (or its permitted assignee) shall represent that it is permitted to dispose of such shares of Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

      In the case of subparagraphs (b) or (c), the Transfer Agent shall be entitled to require an opinion of counsel to the Company or from counsel to the Investor (which opinion shall be from an attorney or law firm reasonably acceptable to the Transfer Agent and be in form and substance reasonably acceptable to the Transfer Agent). Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (801) 281-9750.

            2.  MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING
                COMMON STOCK

      In connection with any conversion of the Convertible Subordinated Debentures or exercise of Warrants pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent is hereby instructed to deliver to the Investor, certificates representing Common Stock (with or without the Legend, as appropriate) within three (3) Trading Days of receipt by the Transfer Agent of a copy of the Notice of Conversion (in the case of the Convertible Subordinated Debenture) or Notice of Exercise (in the case of the Warrant) from the Investor, and to deliver such certificates to the Investor, in the case of original issuance, and in the case of subsequent transfer, if the Transfer Agent is able to deliver such Common Stock to the Investor's account pursuant to the DWAC system of the Depository Trust Company, the Transfer Agent shall make delivery pursuant to such system and provide the Investor with confirmation thereof in lieu of such Common Stock certificates.

            3.  FEES OF TRANSFER AGENT; INDEMNIFICATION

      The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions, other than as a result of the Transfer Agent's gross negligence or willful misconduct.

            4.  THIRD PARTY BENEFICIARY

      The Company and the Transfer Agent acknowledge and agree that the Investors are each an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.


                                                FIBERCORE, INC.


                                                By:_____________________________
                                                   Robert P. Lobban, CFO

ACCEPTED AND AGREED:

INTERSTATE TRANSFER COMPANY


By:___________________________
Name:
Title:

                                                                       EXHIBIT G


The  Purchasers of FiberCore,  Inc.  Convertible  Subordinated  Debentures and
Warrants

Gentlemen:

      This letter will confirm my agreement to not sell, or arrange for the sale of, more than 100,000 shares of Common Stock prior to the Effective Date related to the Registration Statement which the Company is required to file as a result of the First Closing (as each such term is defined in the purchase agreement described below) for less than the "Set Price" as that term is set forth in the 5% Convertible Subordinated Debenture issued pursuant to that certain Convertible Subordinated Debentures and Warrants Purchase Agreement, dated January __, 2001, among the Company and the investors signatory thereto. This agreement is given in consideration of, and as a condition to your agreement to purchase shares of such convertible debentures and warrants, and is irrevocable by me.


                                                ________________________________
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